SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 2018 among CENTENNIAL RESOURCE PRODUCTION, LLC, as Borrower, Any Parent Guarantor Party Hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and The Lenders Party Hereto JPMORGAN CHASE BANK, N.A. as Lead Arranger, WELLS FARGO BANK, N.A., ROYAL BANK OF CANADA AND COMERICA BANK, as Co-Syndication Agents, BMO HARRIS BANK, N.A., CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, AND U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, and JPMORGAN CHASE BANK, N.A., as Sole Bookrunner US 5625732v.13

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING MATTERS Section 1.01 Terms Defined Above ..............................................................................................1 Section 1.02 Certain Defined Terms .............................................................................................1 Section 1.03 Types of Loans and Borrowings ............................................................................32 Section 1.04 Terms Generally; Rules of Construction ...............................................................32 Section 1.05 Accounting Terms and Determinations; GAAP ....................................................32 ARTICLE II THE CREDITS Section 2.01 Commitment ..........................................................................................................33 Section 2.02 Loans and Borrowings ...........................................................................................33 Section 2.03 Requests for Borrowings........................................................................................34 Section 2.04 Interest Elections ....................................................................................................35 Section 2.05 Funding of Borrowings ..........................................................................................36 Section 2.06 Termination and Reduction of Commitments and Aggregate Maximum Credit Amounts; Increase, Reduction and Termination of Aggregate Elected Commitment Amounts ..............................................................................37 Section 2.07 Borrowing Base .....................................................................................................41 Section 2.08 Letters of Credit .....................................................................................................44 ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES Section 3.01 Repayment of Loans ..............................................................................................51 Section 3.02 Interest....................................................................................................................51 Section 3.03 Alternate Rate of Interest .......................................................................................52 Section 3.04 Prepayments ...........................................................................................................53 Section 3.05 Fees ........................................................................................................................55 ARTICLE IV PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs .............................57 Section 4.02 Presumption of Payment by the Borrower .............................................................58 Section 4.03 Certain Deductions by the Administrative Agent ..................................................58 Section 4.04 Disposition of Proceeds .........................................................................................59 i

Page ARTICLE V INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY Section 5.01 Increased Costs ......................................................................................................59 Section 5.02 Break Funding Payments .......................................................................................60 Section 5.03 Taxes ......................................................................................................................61 Section 5.04 Mitigation Obligations; Replacement of Lenders ..................................................64 Section 5.05 Illegality .................................................................................................................65 ARTICLE VI CONDITIONS PRECEDENT Section 6.01 Effective Date ........................................................................................................65 Section 6.02 Each Credit Event ..................................................................................................68 ARTICLE VII REPRESENTATIONS AND WARRANTIES Section 7.01 Organization; Powers .............................................................................................68 Section 7.02 Authority; Enforceability .......................................................................................69 Section 7.03 Approvals; No Conflicts ........................................................................................69 Section 7.04 Financial Condition; No Material Adverse Change ...............................................69 Section 7.05 Litigation ................................................................................................................70 Section 7.06 Environmental Matters...........................................................................................70 Section 7.07 Compliance with the Laws and Agreements; No Defaults or Borrowing Base Deficiency .....................................................................................................71 Section 7.08 Investment Company Act ......................................................................................71 Section 7.09 Taxes ......................................................................................................................72 Section 7.10 ERISA ....................................................................................................................72 Section 7.11 Disclosure; No Material Misstatements .................................................................72 Section 7.12 Insurance ................................................................................................................73 Section 7.13 Restriction on Liens ...............................................................................................73 Section 7.14 Subsidiaries ............................................................................................................73 Section 7.15 Location of Business and Offices ..........................................................................74 Section 7.16 Properties; Titles, Etc. ............................................................................................74 Section 7.17 Maintenance of Properties .....................................................................................75 Section 7.18 Gas Imbalances, Prepayments ...............................................................................75 Section 7.19 Marketing of Production ........................................................................................75 Section 7.20 Swap Agreements and Qualified ECP Counterparty .............................................76 Section 7.21 Use of Loans and Letters of Credit ........................................................................76 Section 7.22 Solvency .................................................................................................................76 Section 7.23 Anti-Corruption Laws and Sanctions.....................................................................76 Section 7.24 EEA Financial Institutions .....................................................................................77 ii

Page ARTICLE VIII AFFIRMATIVE COVENANTS Section 8.01 Financial Statements; Other Information ...............................................................77 Section 8.02 Notices of Material Events.....................................................................................81 Section 8.03 Existence; Conduct of Business .............................................................................82 Section 8.04 Payment of Obligations..........................................................................................82 Section 8.05 Performance of Obligations under Loan Documents.............................................82 Section 8.06 Operation and Maintenance of Properties..............................................................82 Section 8.07 Insurance ................................................................................................................83 Section 8.08 Books and Records; Inspection Rights ..................................................................83 Section 8.09 Compliance with Laws ..........................................................................................83 Section 8.10 Environmental Matters...........................................................................................84 Section 8.11 Further Assurances.................................................................................................85 Section 8.12 Reserve Reports .....................................................................................................85 Section 8.13 Title Information ....................................................................................................86 Section 8.14 Collateral and Guaranty Agreements .....................................................................87 Section 8.15 ERISA Compliance ................................................................................................89 Section 8.16 Unrestricted Subsidiaries .......................................................................................89 Section 8.17 Commodity Exchange Act Keepwell Provisions ...................................................89 Section 8.18 Post-Closing Delivery of Account Control Agreements .......................................90 ARTICLE IX NEGATIVE COVENANTS Section 9.01 Financial Covenants ...............................................................................................90 Section 9.02 Debt ........................................................................................................................91 Section 9.03 Liens .......................................................................................................................92 Section 9.04 Dividends and Distributions and Redemptions of Permitted Senior Unsecured Notes ....................................................................................................92 Section 9.05 Investments, Loans and Advances .........................................................................94 Section 9.06 Designation and Conversion of Restricted and Unrestricted Subsidiaries ............95 Section 9.07 Nature of Business; No International Operations ..................................................96 Section 9.08 Proceeds of Notes ..................................................................................................96 Section 9.09 ERISA Compliance ................................................................................................97 Section 9.10 Sale or Discount of Receivables ............................................................................97 Section 9.11 Mergers, Etc ...........................................................................................................97 Section 9.12 Sale of Properties and Termination of Swap Agreements .....................................97 Section 9.13 Transactions with Affiliates ...................................................................................99 Section 9.14 Subsidiaries ..........................................................................................................100 Section 9.15 Negative Pledge Agreements; Dividend Restrictions ..........................................100 Section 9.16 Gas Imbalances, Take-or-Pay or Other Prepayments ..........................................100 Section 9.17 Swap Agreements ................................................................................................100 iii

Page ARTICLE X EVENTS OF DEFAULT; REMEDIES Section 10.01 Events of Default .................................................................................................103 Section 10.02 Remedies ..............................................................................................................105 ARTICLE XI THE AGENTS Section 11.01 Appointment; Powers...........................................................................................106 Section 11.02 Duties and Obligations of Administrative Agent.................................................106 Section 11.03 Action by Administrative Agent ..........................................................................107 Section 11.04 Reliance by Administrative Agent .......................................................................108 Section 11.05 Subagents .............................................................................................................108 Section 11.06 Resignation of Administrative Agent ..................................................................108 Section 11.07 Agents as Lenders ................................................................................................109 Section 11.08 No Reliance ..........................................................................................................109 Section 11.09 Administrative Agent May File Proofs of Claim .................................................109 Section 11.10 Authority of Administrative Agent to Release Collateral, Liens and Guarantors ............................................................................................................110 Section 11.11 Agents ..................................................................................................................111 Section 11.12 Certain ERISA Matters ........................................................................................111 ARTICLE XII MISCELLANEOUS Section 12.01 Notices .................................................................................................................113 Section 12.02 Waivers; Amendments .........................................................................................114 Section 12.03 Expenses, Indemnity; Damage Waiver ................................................................116 Section 12.04 Successors and Assigns........................................................................................119 Section 12.05 Survival; Revival; Reinstatement ........................................................................122 Section 12.06 Counterparts; Integration; Effectiveness ..............................................................123 Section 12.07 Severability ..........................................................................................................123 Section 12.08 Right of Setoff......................................................................................................123 Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS ............................................................................................................124 Section 12.10 Headings ..............................................................................................................125 Section 12.11 Confidentiality .....................................................................................................125 Section 12.12 Interest Rate Limitation .......................................................................................126 Section 12.13 EXCULPATION PROVISIONS .........................................................................127 Section 12.14 Collateral Matters; Swap Agreements .................................................................127 Section 12.15 No Third Party Beneficiaries ...............................................................................127 Section 12.16 USA Patriot Act Notice .......................................................................................128 Section 12.17 No Advisory or Fiduciary Responsibility ............................................................128 Section 12.18 Amendment and Restatement ..............................................................................129 Section 12.19 True-up Loans ......................................................................................................129 iv

Page Section 12.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ..........129 Section 12.21 Exiting Lender .....................................................................................................130 v

ANNEXES, EXHIBITS AND SCHEDULES Annex I Allocation of Maximum Credit Amounts and Elected Commitments vi

THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 2018, is among: CENTENNIAL RESOURCE PRODUCTION, LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), as the borrower; the Parent (defined below) from time to time party hereto, as a parent guarantor; each of the Lenders from time to time party hereto; and JPMORGAN CHASE BANK, N.A. (in its individual capacity, “JPMorgan”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). R E C I T A L S A. The Borrower, the Administrative Agent and the other agents and lenders party thereto are parties to that certain Amended and Restated Credit Agreement dated as of October 15, 2014, pursuant to which such lenders provided certain loans to and extensions of credit on behalf of the Borrower (as renewed, extended, amended or otherwise modified from time prior to the date hereof, the “Existing A&R Credit Agreement”). B. The parties hereto desire to amend and restate in its entirety the Existing A&R Credit Agreement in the form of this Agreement to (i) renew and rearrange the indebtedness outstanding under the Existing A&R Credit Agreement (but not to repay or pay off any such indebtedness) and (ii) amend certain other terms of the Existing A&R Credit Agreement in certain respects as provided in this Agreement. C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree that the Existing A&R Credit Agreement is hereby amended, renewed, extended and restated in its entirety in the form of this Agreement on (and subject to) the terms and conditions set forth herein. The parties hereto further agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING MATTERS Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above. Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “Act” has the meaning assigned such term in Section 12.16. “Additional Lender” has the meaning given to such term in Section 2.06(c)(i). “Additional Lender Certificate” has the meaning given to such term in Section 2.06(c)(ii)(G). 1

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the LIBO Rate for such Interest Period multiplied by the Statutory Reserve Rate. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Loans” has the meaning assigned such term in Section 5.05. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agents” means, collectively, the Administrative Agent, the Arranger, the Co-Syndication Agents, and the Co-Documentation Agents, and “Agent” shall mean any of them individually, as the context requires. “Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Effective Date, the Aggregate Elected Commitment Amounts are $600,000,000.00. “Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.06. “Agreement” means this Second Amended and Restated Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate shall be less than zero percent, such rate shall be deemed to be zero percent for purposes of this Agreement. “Anti-Corruption Laws” means all state or federal laws, rules, and regulations applicable to the Parent, the Borrower or any of their Affiliates from time to time concerning or relating to bribery or corruption, including, without limitation, the FCPA. 2

“Applicable Margin” means for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect: Borrowing Base Utilization Grid Borrowing Base < 25% > 25% < > 50% < > 75% < > 90% Utilization 50% 75% 90% Percentage Eurodollar Loans 1.500% 1.750% 2.000% 2.250% 2.500% ABR Loans 0.500% 0.750% 1.000% 1.250% 1.500% Commitment 0.375% 0. 375% 0.500% 0.500% 0.500% Fee Rate Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. “Applicable Percentage” means, with respect to any Lender, the percentage of the Aggregate Maximum Credit Amounts represented by such Lender’s Maximum Credit Amount as such percentage is set forth on Annex I; provided that in the case of Section 2.08(l) when a Defaulting Lender shall exist, “Applicable Percentage” as used in such Section 2.08(l) shall mean the percentage of the Aggregate Maximum Credit Amounts (disregarding any Defaulting Lender’s Maximum Credit Amount) represented by such Lender’s Maximum Credit Amount; provided that for purposes of this definition, if the Commitments are terminated pursuant to this Agreement, then each Lender’s Commitment and the total Commitments shall be the amounts thereof immediately prior to giving effect to any such termination of such Commitments. “Approved Counterparty” means each of (a) any Lender or any Affiliate of a Lender and (b) any other Person if such Person or its credit support provider with respect to its Swap Agreements with Credit Parties has a long term senior unsecured debt rating of A-/A3 by S&P or Moody’s (or their equivalent) or higher. “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Petroleum Engineers” means (a) Netherland, Sewell & Associates, Inc., (b) Ryder Scott Company Petroleum Consultants, L.P., (c) Miller and Lents, Ltd. and (d) any other independent petroleum engineers reasonably acceptable to the Administrative Agent and the Borrower. 3

“Arranger” means JPMorgan Chase Bank, N.A., in its capacity as sole lead arranger and sole bookrunner hereunder. “ASC” means the Financial Accounting Standards Board Accounting Standards Codification, as in effect from time to time. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Error! Reference source not found. or any other form approved by the Administrative Agent. “Availability Period” means the period from and including the Effective Date to but excluding the Termination Date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of any EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank Products” means any of the following bank services: (a) commercial credit cards, (b) stored value cards, and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services). “Bank Products Provider” means any Lender or Affiliate of a Lender that provides Bank Products to the Borrower, any Restricted Subsidiary or any Guarantor. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in section 4975 of the Code to which section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority. “Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect. “Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 8.13(c) or Section 9.12(e)(v). “Borrowing Base Deficiency” means, at any time in question, the amount by which the total Revolving Credit Exposures exceed the Borrowing Base then in effect. 4

“Borrowing Base Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the Borrowing Base in effect on such day. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Denver, Colorado are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which banks are open for dealings in dollar deposits in the London interbank market. “Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP as in effect on the Effective Date, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder; provided that any obligations of such Person (whether entered into before or after the Effective Date) that would have been classified as an operating lease pursuant to GAAP as in effect on the Effective Date will be deemed not to be a Capital Lease. “Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Parent or any of its Restricted Subsidiaries having a book value in excess of the Threshold Amount. “Centennial Resource Development” means Centennial Resource Development, Inc., a Delaware corporation formerly known as Silver Run Acquisition Corporation. “Change in Control” means (a) any Person or “group” (within the meaning of Rules 13d- 3 and 13d-5 of the Securities Exchange Act) other than Riverstone shall have acquired beneficial ownership or control of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Centennial Resource Development, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of Centennial Resource Development by Persons who were neither (i) nominated, appointed or approved for consideration by shareholders for election by the board of directors of Centennial Resource Development or (ii) appointed by directors so nominated, appointed or approved, (c) the failure of Centennial Resource Development to (i) own more than 50% of the Equity Interests of the Borrower with ordinary voting power to elect or appoint the managers of the Borrower or (ii) Control the Borrower, or (d) the failure of the Parent (at any time that the Parent is not the Borrower) to own 100% of the Equity Interests in the Borrower. “Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 5.01(b), by any lending office of such 5

Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, however, for the purposes of this Agreement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines or directives in connection therewith or promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and to have been adopted after the date of this Agreement. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute. “Co-Documentation Agents” means, collectively, BMO Harris Bank, N.A., Canadian Imperial Bank of Commerce, New York Branch, and U.S. Bank National Association. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04. The amount representing each Lender’s Commitment shall at any time be the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the then effective Borrowing Base and (iii) such Lender’s Elected Commitment. The total Commitment is the aggregate amount of the Commitments of all Lenders. “Commitment Fee Rate” is the rate per annum set forth in the definition of “Applicable Margin”. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder. “Consolidated Net Income” means with respect to the Parent and the Consolidated Restricted Subsidiaries, for any period, the net income (or loss) of the Parent and the Consolidated Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Parent or any Consolidated Restricted Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Parent and the Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Parent or to a Consolidated Restricted Subsidiary, as the case may be; (b) the net income (but not loss) during such period of any Consolidated Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined 6 in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling-of- interests transaction for any period prior to the date of such transaction; (d) any extraordinary, unusual or non-recurring gains or losses during such period, (e) any non-cash gains or losses or positive or negative adjustments under ASC 815 as the result of changes in the fair market value of derivatives; and (f) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns. “Consolidated Restricted Subsidiaries” means any Restricted Subsidiaries that are Consolidated Subsidiaries. “Consolidated Subsidiaries” means each Subsidiary of the Parent (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Parent in accordance with GAAP. “Consolidated Unrestricted Subsidiaries” means any Unrestricted Subsidiaries that are Consolidated Subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Co-Syndication Agents” means, collectively, Wells Fargo Bank, N.A., Royal Bank of Canada and Comerica Bank. “Credit Parties” means, collectively, the Borrower and each Guarantor, and “Credit Party” means any one of the foregoing. “Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bankers’ acceptances, debentures, notes, bonds or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; 7

(g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others and, to the extent entered into as a means of providing credit support for the obligations of others and not primarily to enable such Person to acquire any such Property, all obligations or undertakings of such Person to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments (not including substantially contemporaneous payments), other than gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services even if such goods or services are not actually received or utilized by such Person (other than obligations contained in firm transportation or supply agreements or other take or pay contracts, in each case arising in the ordinary course of business); (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; provided, however, that “Debt” does not include (i) obligations with respect to surety or performance bonds and similar instruments entered into in the ordinary course of business in connection with the operation of Oil and Gas Properties or with respect to appeal bonds, (ii) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business which are not greater than one hundred twenty (120) days past the date of invoice or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, or (iii) Bank Products and endorsements of negotiable instruments for collection. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means, subject to Section 2.08(l)(v), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder, or (ii) pay to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder (including in respect of its 8 participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any bankruptcy or insolvency laws or become the subject of a Bail-In Action, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.08(l)(v)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank and each Lender. “Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt of the type described in clause (a) of the definition thereof or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part (but if in part, only with respect to such amount that meets the criteria set forth in this definition), on or prior to the date that is 91 days after the Maturity Date at the time of issuance of such Equity Interests; provided that (i) any Equity Interests that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into which such Equity Interest is convertible or for which such Equity Interest is exchangeable) the right to require the issuer thereof to redeem such Equity Interests upon the occurrence of any change of control or any asset sale offer occurring prior to the date that is 91 days after the Maturity Date at the time of issuance of such Equity Interests shall not constitute Disqualified Capital Stock if such Equity Interest provides that the issuer thereof will not redeem any such Equity Interest pursuant to such provisions prior to the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated and (ii) any Equity Interests that are issued to any employee or to any plan for the benefit of employees of the issuer thereof or by any such plan to such employees shall not constitute Disqualified Capital Stock solely because such Equity Interests may be required to be repurchased by the issuer thereof as a result of such employee’s termination, death or disability. 9

“dollars” or “$” refers to lawful money of the United States of America. “Domestic Subsidiary” means any Restricted Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia, including, without limitation (except at such times that the Borrower is the Parent), the Borrower. “EBITDAX” means, for any period, the sum of Consolidated Net Income for such period plus (a) without duplication, the following expenses or charges to the extent deducted from Consolidated Net Income in such period: (i) interest, (ii) income taxes (however denominated), (iii) depreciation, depletion, amortization and other similar noncash charges, including, without limitation, any non-cash compensation charge or expense, including any charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock, profits interests or other equity-based incentive awards or other equity-based compensation, (iv) exploration expenses, including plugging and abandonment expenses, (v) transaction costs, expenses and charges with respect to the acquisition or disposition of Oil and Gas Properties or the incurrence, issuance, repayment, refinancing, amendment or other modification of Debt or issuance of Equity Interests, in each case including any transaction undertaken but not completed, incurred in such period in an aggregate amount not to exceed the lesser of (A) $10,000,000 and (B) 5% of EBITDAX, in either case, in any Reference Period, and (vi) costs, fees and expenses incurred by the Credit Parties in connection with the closing of this Agreement and the Transactions occurring on or about the Effective Date, minus (b) all noncash income added to Consolidated Net Income. For the purposes of calculating EBITDAX (including any component thereof) for any period of four (4) consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the financial ratio contained in Section 9.01(a), if at any time during such Reference Period the Parent or any Restricted Subsidiary shall have made any Material Disposition or Material Acquisition, the EBITDAX for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition had occurred on the first day of such Reference Period (such calculations to be reasonably acceptable to the Administrative Agent). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or clause (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02). 10

“Elected Commitment” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Elected Commitment”, as the same may be increased, reduced or terminated from time to time in connection with an optional increase, reduction or termination of the Aggregate Elected Commitment Amounts pursuant to Section 2.06(c). “Elected Commitment Increase Certificate” has the meaning given to such term in Section 2.06(c)(ii)(F). “Election Notice” has the meaning assigned to such term in Section 3.04(c)(ii). “Engineering Reports” has the meaning assigned such term in Section 2.07(c)(i). “Environmental Laws” means any and all Governmental Requirements pertaining in any way to health, safety, the environment, the preservation or reclamation of natural resources, or the management, Release or threatened Release of any Hazardous Materials, in effect in any and all jurisdictions in which the Parent or any Restricted Subsidiary is conducting, or at any time has conducted, business, or where any Property of the Parent or any Restricted Subsidiary is located, including, the Oil Pollution Act of 1990 (“OPA”), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements. “Environmental Permit” means any permit, registration, license, notice, approval, consent, exemption, variance, or other authorization required under or issued pursuant to applicable Environmental Laws. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended and any successor statute, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means each trade or business (whether or not incorporated) which together with the Parent or a Restricted Subsidiary would be deemed to be a “single employer” within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code. “ERISA Event” means (a) a “Reportable Event” described in section 4043 of ERISA with respect to any Plan, other than a Reportable Event as to which the provisions of thirty (30) days’ notice to the PBGC are waived, (b) the failure to satisfy the “minimum funding standard” (as defined in section 412 of the Code or section 302 of ERISA), whether or not waived, with respect 11 to any Plan, (c) the filing pursuant to section 412 of the Code or section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the withdrawal or partial withdrawal of the Parent, a Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a “substantial employer” as defined in section 4001(a)(2) of ERISA, or the withdrawal or partial withdrawal of the Parent, a Subsidiary or any ERISA Affiliate from a Multiemployer Plan, (e) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (f) the institution of proceedings to terminate a Plan by the PBGC, (g) receipt of a notice of withdrawal liability pursuant to Section 4202 of ERISA, (h) the receipt by Parent, a Subsidiary or any ERISA Affiliate of any notice concerning a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA, or (i) any other event or condition which constitutes grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate. “Event of Default” has the meaning assigned such term in Section 10.01. “Excepted Liens” means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) landlord’s, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens, in each case, arising in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; provided that any such Lien referred to in this clause that is not a statutory Lien arising by operation of law does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Parent or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (d) Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm- out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, 12 overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Parent or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies arising in the ordinary course of business and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by the Parent or any of its Restricted Subsidiaries to provide collateral to the depository institution; (f) Liens in favor of depository banks arising under documentation governing deposit accounts which Liens secure the payment of returned items, settlement item amounts, customary bank fees for maintaining deposit accounts, and similar items and fees; (g) (i) easements, restrictions, servitudes, permits, conditions, covenants, exceptions, reservations, zoning and land use requirements in any Property of the Parent or any Restricted Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like and/or usual and customary purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, that do not secure any Debt and in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Parent or any Restricted Subsidiary or materially impair the value of such Property subject thereto, and (ii) Immaterial Title Deficiencies; (h) Liens on cash or securities pledged to secure (either directly, or indirectly by securing letters of credit that in turn secure) performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations, obligations in respect of workers’ compensation, unemployment insurance or other forms of governmental benefits or insurance and other obligations of a like nature incurred in the ordinary course of business; (i) title and ownership interests of lessors (including sub-lessors) of Property leased by such lessors to the Parent or to any Restricted Subsidiary, Liens and encumbrances encumbering such lessors’ titles and interests in such property and to which Parent’s or such Restricted Subsidiary’s leasehold interests may be subject or subordinate, in each case whether or not evidenced by Uniform Commercial Code financing statement filings or other documents of record, provided that such Liens do not secure Funded Debt of the Parent or of any Restricted Subsidiary and do not encumber Property of any Parent or any Restricted Subsidiary other than the Property that is the subject of such leases and items located thereon; provided further that any 13 such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Parent or any Restricted Subsidiary or materially impair the value of such Property subject thereto, (j) judgment and attachment Liens not giving rise to an Event of Default under Section 10.01(k); (k) Liens of licensors of software and other intangible Property licensed by such licensors to the Parent and/or to any Restricted Subsidiary, including, without limitation, restrictions and prohibitions on encumbrances and transferability with respect to such Property and the Parent’s and/or such Restricted Subsidiary’s interests therein imposed by such licenses, and Liens encumbering such licensors’ titles and interests in such Property and to which the Parent’s or such Restricted Subsidiary’s license interests may be subject or subordinate, in each case, whether or not evidenced by Uniform Commercial Code financing statement filings or other documents of record, provided that such Liens do not encumber Property of the Parent or of any Restricted Subsidiary other than the software and other intangible Property that is the subject of such licenses; (l) Liens solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any acquisitions permitted hereunder; and (m) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto in each case to the extent such financing is in the Credit Parties’ ordinary course of business; provided, that (i) no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens and (ii) the term “Excepted Liens” shall not include any Lien securing Debt for borrowed money other than the Indebtedness. “Excluded Swap Obligation” means, with respect to any Credit Party individually determined on a Credit Party by Credit Party basis, any Indebtedness in respect of any Swap Agreement or any other any “swap”, as defined in Section 1(a)(47) of the Commodities Exchange Act (in this definition, “Swap Indebtedness”) if, and solely to the extent that, all or a portion of the guarantee by such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Indebtedness (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Swap Indebtedness. If any Swap Indebtedness arises under a master agreement governing more than one transaction, such exclusion shall apply only to the portion of such Swap Indebtedness that is attributable to transactions for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation 14 of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income taxes (however denominated) or franchise taxes (including Texas margin tax) imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 5.04(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender pursuant to a law in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability to comply with Section 5.03(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.03(a) or Section 5.03(c), and (d) any withholding taxes imposed by FATCA. “Existing Letters of Credit” means the letters of credit listed on Annex II hereto. “Existing Loan Documents” has the meaning given to the term “Loan Documents” in the Existing A&R Credit Agreement. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended. “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. Notwithstanding anything to the contrary contained herein, in no event shall the Federal Funds Effective Rate be less than 0%. “Fee Letter” means that certain Fee Letter dated as of the Effective Date between JPMorgan and the Borrower. “Financial Officer” means, for any Person, the chief financial officer, the principal accounting officer, and the treasurer of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Parent. 15

“Financial Statements” means the financial statement or statements referred to in Section 7.04(a). “Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder. “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to an Issuing Bank, such Defaulting Lender’s LC Exposure other than LC Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof. “Funded Debt” means the principal amount of all Debt other than (a) contingent obligations in respect of Debt described in clause (b) of the definition of “Debt”, (b) Debt described in clauses (c), (i), (j), (k), (l) and (m) of the definition of “Debt”, and (c) Debt described in clauses (f), (g) or (h) of the definition of “Debt” in respect of Debt of others described in clauses (a) or (b) of this definition “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank). “Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, rules of common law, authorization or other directive or requirement, whether now or hereinafter in effect, of any Governmental Authority. “Guarantors” means the Parent and each Domestic Subsidiary (other than the Borrower) that guarantees the Indebtedness pursuant to Section 8.14(b). “Guaranty Agreement” means a Second Amended and Restated Guaranty Agreement executed by the Guarantors in substantially the form of Error! Reference source not found. 16 unconditionally guarantying, on a joint and several basis, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time. “Hazardous Material” means any substance regulated or as to which liability might arise under any applicable Environmental Law including: (a) any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of “hazardous substance,” “hazardous material,” “hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” “toxic substance,” “contaminant,” “pollutant,” or words of similar meaning or import found in any applicable Environmental Law; (b) Hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and (c) radioactive materials, explosives, asbestos or asbestos containing materials, polychlorinated biphenyls, radon, infectious or medical wastes. “Highest Lawful Rate” means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof. “Hydrocarbon Interests” means all rights, titles, interests and estates in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature. “Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom. “Immaterial Subsidiary” shall mean any Restricted Subsidiary designated by the Borrower as an Immaterial Subsidiary if and for so long as such Immaterial Subsidiary, together with all other Immaterial Subsidiaries so designated as Immaterial Subsidiaries, does not have total assets at such time exceeding $50,000,000.00 in the aggregate; provided that no Subsidiary may be an Immaterial Subsidiary if it owns Oil and Gas Properties that are included in the then effective Borrowing Base. “Immaterial Title Deficiencies” means minor defects or deficiencies in title which do not diminish by more than 5% the total value of the Proved Oil and Gas Properties evaluated in the Reserve Report used in the most recent determination of the Borrowing Base. “Impacted Interest Period” has the meaning given to such term in the definition of “LIBO Rate” contained herein. “Indebtedness” means any and all amounts owing or to be owing by the Borrower, the Parent, any other Restricted Subsidiary, or any other Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to any Agent, the Issuing Bank or any Lender under any Loan Document, including, without limitation, all interest on any of the Loans (including any interest 17 that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Credit Party (or could accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such case, proceeding or other action); (b) to any Secured Swap Provider under any Swap Agreement including any Swap Agreement in existence prior to the date hereof, but excluding any additional transactions or confirmations entered into after such Secured Swap Provider ceases to be a Lender or an Affiliate of a Lender and excluding any amounts owing or to be owing under a Swap Agreement after assignment of such Swap Agreement by a Secured Swap Provider to another Person that is not a Lender or an Affiliate of a Lender; (c) to any Bank Products Provider in respect of Bank Products; and (d) all renewals, extensions and/or rearrangements of any of the above; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Swap Obligations with respect to such Guarantor shall be excluded from the “Indebtedness” owing by such Guarantor. “Indemnified Taxes” means Taxes other than Excluded Taxes and Other Taxes. “Industry Competitor” means any Person (other than Borrower, any Guarantor or any of their Affiliates or Subsidiaries) that (a) is identified in writing by the Borrower to the Administrative Agent and (b) directly or indirectly, is actively engaged as one of its principal businesses in lease acquisitions, exploration and production operations or development of oil and gas properties (including the drilling and completion of producing wells). “Initial Reserve Report” means, collectively, the reserve reports and other reserve engineering information provided by the Borrower to the Administrative Agent and the Lenders prior to the Effective Date and utilized by the Administrative Agent and the Lenders in determining the initial Borrowing Base hereunder. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04. “Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period. “Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, twelve months) thereafter, as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar 18 month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interim Redetermination” has the meaning assigned to such term in Section 2.07(b). “Interim Redetermination Date” means the date on which a Borrowing Base that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.07(d). “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time. “Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests in any other Person (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or capital contribution to, assumption of Funded Debt of, purchase or other acquisition of any other Funded Debt of, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); (c) the purchase or acquisition (in one or a series of transactions) of Property (other than Equity Interests) of another Person that constitutes a business unit both before and after such acquisition; or (d) the entering into of any guarantee of, or other surety obligation (including the deposit of any Equity Interests to be sold) with respect to, Funded Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person, provided in each case that accounts receivable (including obligations of joint working interest owners) arising in the ordinary course of business do not constitute Investments. “Issuing Bank” means (a) JPMorgan and (b) any other Lender identified by the Borrower pursuant to Section 2.08 (and reasonably acceptable to the Administrative Agent) that agrees to act as an Issuing Bank, in each case in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “Issuing Bank Agreement” has the meaning assigned to such term in Section 2.08. “LC Commitment” means, at any time, the greater of (a) $25,000,000 and (b) 5% of the Borrowing Base, but, in any event, not greater than the aggregate LC Issuance Limits of the Issuing Banks. 19

“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. “LC Issuance Limits” means, with respect to each Issuing Bank, the amount set forth on Annex III opposite such Issuing Bank’s name, or in the case of any Lender that becomes an Issuing Bank after the Effective Date as contemplated by Section 2.08, the amount set forth in an Issuing Bank Agreement executed by such Lender. “Lenders” means the Persons listed on Annex I, any Person that shall have become a party hereto pursuant to an Assignment and Assumption, and any Person that shall have become a party hereto as an Additional Lender pursuant to Section 2.06(c), other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Letter of Credit” means any letter of credit issued pursuant to this Agreement and any Existing Letter of Credit. “Letter of Credit Agreements” means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with the Issuing Bank relating to any Letter of Credit. “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate. Notwithstanding the above, to the extent that “Adjusted LIBO Rate” is used in connection with an ABR Borrowing, such rate shall be determined as modified by the definition of Alternate Base Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for dollars for a period equal in length to such Interest Period) as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion), provided that if the LIBO Screen Rate shall be less than zero percent, such rate shall be deemed to be zero percent for the purposes of this Agreement. “Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a deed of trust, mortgage, pledge, security 20 agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term “Lien” shall include encumbrances, easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations, in each case, where the effect is to secure an obligation owed to, or a claim by, a Person other than the owner of the Property. For the purposes of this Agreement, the Parent and its Restricted Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing. “Liquidity” means, as of any date of determination, the sum of (a) the aggregate unused amount of the total Commitments under this Agreement as of such date (but only to the extent that the Borrower is permitted to borrow such amounts under the terms of this Agreement including, without limitation, Section 6.02 hereof) and (b) the aggregate amount of unrestricted cash and cash equivalents of the Borrower and its Restricted Subsidiaries at such date. “Loan” means any revolving loan made to the Borrower pursuant to Article II, and “Loans” means, collectively, two or more such Loans, as the context requires. “Loan Documents” means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Fee Letter and the Security Instruments. “Majority Lenders” means, (a) if there are less than three Lenders at such time, all Lenders, and (b) if there are three or more Lenders at such time, (i) at any time while no Loans or LC Exposure is outstanding, Lenders having greater than fifty percent (50%) of the Aggregate Maximum Credit Amounts; and (ii) at any time while any Loans or LC Exposure is outstanding, Lenders holding Revolving Credit Exposures and unused Commitments representing greater than fifty percent (50%) of the sum of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)) and unused Commitments; provided that the Maximum Credit Amounts and the principal amount of the Loans and participation interests in Letters of Credit of the Defaulting Lenders (if any) shall be excluded from the determination of Majority Lenders. “Material Acquisition” means any acquisition of Property or series of related acquisitions of Property that involves the payment of consideration by the Parent and/or its Restricted Subsidiaries in excess of a dollar amount equal to ten percent (10%) of the then effective Borrowing Base; provided that a Material Acquisition shall not include any acquisition of Oil and Gas Properties to which no Proved Reserves are attributed or any acquisition of any Equity Interests in any Unrestricted Subsidiary. “Material Adverse Effect” means a material adverse change in, or material adverse effect on (a) the business, operations, Property or condition (financial or otherwise) of the Parent and the Restricted Subsidiaries taken as a whole, (b) the ability of the Credit Parties to perform their obligations, taken as a whole, under the Loan Documents, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to, taken as a whole, the Administrative Agent, any other Agent, the Issuing Bank or any Lender under any Loan Document. 21

“Material Disposition” means any Transfer of Property or series of related Transfers of property that yields gross proceeds to the Parent or any of its Restricted Subsidiaries in excess of a dollar amount equal to ten percent (10%) of the then effective Borrowing Base; provided that a Material Disposition shall not include any Transfer of Oil and Gas Properties to which no Proved Reserves are attributed or any Transfer of any Equity Interests in any Unrestricted Subsidiary. “Material Indebtedness” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Parent and its Restricted Subsidiaries in an aggregate principal amount exceeding the Threshold Amount. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Parent or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the Swap Termination Value of such Swap Agreement. “Maturity Date” means May 4, 2023. “Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), (b) modified from time to time pursuant to Section 2.06(c) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency. “Mortgaged Property” means any Property owned by the Borrower or any Guarantor which is subject to the Liens existing and to exist under the terms of any mortgages or deeds of trust that are Security Instruments. “Multiemployer Plan” means a multiemployer plan as defined in section 4001(a)(3) of ERISA under which the Borrower, a Restricted Subsidiary or an ERISA Affiliate has any obligation or liability. “New Borrowing Base Notice” has the meaning assigned such term in Section 2.07(d). “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Notes” means the promissory notes of the Borrower described in Section 2.02(d) evidencing the Loans and being substantially in the form of Error! Reference source not found., together with all amendments, modifications, replacements, extensions and rearrangements thereof. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of 22 such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero percent, such rate shall be deemed to be zero percent for purposes of this Agreement. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) all rights and interests incidental to any Hydrocarbon Interests, including, without limitation, all rights and interests with respect to any presently existing or future pooled, communitized or unitized acreage which may affect all or any portion of such Hydrocarbon Interests by virtue of any such Hydrocarbon Interests being a part thereof (including without limitation all units created under orders, regulations and rules of any Governmental Authority); (c) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; (d) all Hydrocarbons in and under and which may be produced and saved or attributable to any Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to such Hydrocarbon Interests; (e) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to Hydrocarbon Interests and (f) all Property, real or personal, now owned or hereinafter acquired and situated upon, used, or held for use in connection with the operating, working or development of any of such Hydrocarbon Interests (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing. Unless otherwise expressly provided herein, all references in this Agreement to “Oil and Gas Properties” refer to Oil and Gas Properties owned by the Parent and its Restricted Subsidiaries, as the context requires. “Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). 23

“Parent” initially means the Borrower. If any Person acquires one hundred percent (100%) of the outstanding Equity Interests in the Borrower and executes and delivers a Parent Joinder Agreement to the Administrative Agent, that Person will become the Parent and the Borrower will automatically cease to be the Parent. “Parent Joinder Agreement” means an agreement substantially in the form of Error! Reference source not found. (or otherwise in form and substance acceptable to the Administrative Agent). “Participant” has the meaning set forth in Section 12.04(c)(i). “Participant Register” has the meaning set forth in Section 12.04(c)(i). “PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto. “Permitted Senior Unsecured Notes” means those notes (whether senior, senior subordinated, or subordinated) that may be issued by the Parent or the Borrower (or by any Credit Party as co-issuer); provided that such Permitted Senior Unsecured Notes shall: (a) be unsecured; (b) not provide for any scheduled payment of principal, mandatory Redemptions or scheduled sinking fund payment on or before the date that is at least 180 days following the Maturity Date in effect at the time of issuance (other than provisions requiring Redemption or offers to Redeem in connection with asset sales or a change in control); and (c) contain financial and negative covenants and events of default that are, taken as a whole, no more restrictive with respect to the Credit Parties than the financial and negative covenants and Events of Default herein (as determined in good faith by senior management of the Parent). “Permitted Senior Unsecured Notes Documents” means the Permitted Senior Unsecured Notes, all guarantees thereof and all other agreements, documents or instruments executed and delivered by any Credit Party in connection with, or pursuant to, the issuance of Permitted Senior Unsecured Notes. “Permitted Tax Distributions” means,, (a) with respect to any taxable period (1) for which the Borrower and/or any of its Subsidiaries are members of a consolidated, combined, affiliated, unitary or similar income tax group for U.S. federal and/or applicable state or local income tax purposes, or (2) for which the Borrower is a partnership or disregarded entity for U.S. federal income tax purposes that is wholly owned (directly or indirectly) by a C corporation for U.S. federal and/or applicable state or local income tax purposes, distributions in an amount not to exceed the amount of any U.S. federal, state and/or local income taxes that the Borrower and/or its Subsidiaries, as applicable, would have paid for such taxable period had the Borrower and/or its Subsidiaries, as applicable, been a stand-alone corporate taxpayer or a standalone corporate group; provided that distributions pursuant to this clause (a) in respect of an Unrestricted Subsidiary shall be permitted only to the extent that cash distributions were made by such Unrestricted Subsidiary to the Borrower or any of its Restricted Subsidiaries for such purpose, and (b) without duplication of clause (a) and with respect to any taxable period for which the Borrower is a partnership or disregarded entity for U.S. federal income tax purposes (other than a partnership or disregarded entity described in clause (a)(2) above), distributions to the holders of the Equity Interests of the Borrower, on a pro rata basis, at such times and in such amounts as necessary to 24 enable Centennial Resource Development to timely satisfy all of its U.S. federal, state and local and non-U.S. tax liabilities to the extent attributable to the Borrower and its Subsidiaries (determined by taking into account any U.S. federal, state and/or local (as applicable) loss carryforwards and accounting for any limitations on such loss carryforwards of Centennial Resource Development attributable to its ownership of the Borrower and its subsidiaries for prior taxable periods). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan), as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code and that (a) is currently or hereafter sponsored, maintained or contributed to by the Parent, a Restricted Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Parent or a Restricted Subsidiary or an ERISA Affiliate. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by section 3(42) of ERISA, as amended from time to time. “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate; it being understood that many of the Administrative Agent’s commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate. “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights. “Proposed Borrowing Base” has the meaning assigned to such term in Section 2.07(c)(i). “Proposed Borrowing Base Notice” has the meaning assigned to such term in Section 2.07(c)(ii). “Proved Developed Producing Reserves” or “PDP” means “proved developed producing oil and gas reserves” as such term is defined by the SEC in its standards and guidelines. “Proved Oil and Gas Properties” means Oil and Gas Properties to which Proved Reserves are attributed. References herein to the “total value” of Proved Oil and Gas Properties refer to the present value of the PDP that are attributed thereto in the then most recent Reserve Report plus risk-discounted portions (as determined by the Administrative Agent) of the present value of the Proved Reserves other than PDP that attributed thereto in such Reserve Report. 25

“Proved Reserves” or “Proved” means collectively, “proved oil and gas reserves,” “proved developed producing oil and gas reserves,” “proved developed non-producing oil and gas reserves” (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and “proved undeveloped oil and gas reserves,” as such terms are defined by the SEC in its standards and guidelines. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Purchase Money Debt” means Debt, the proceeds of which are used to finance the acquisition, construction, or improvement of inventory, equipment or other Property in the ordinary course of business; provided, however, that such Debt is incurred no later than 120 days after such acquisition or the completion of such construction or improvement. “Qualified ECP Counterparty” means, in respect of any Swap Agreement, each Credit Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement or grant of the relevant security interest becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Redemption” means with respect to any Debt, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Debt. “Redeem” has the correlative meaning thereto. “Redetermination Date” means, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.07(d). “Reference Period” has the meaning assigned to such term in the definition of “EBITDAX”. “Register” has the meaning assigned such term in Section 12.04(b)(iv). “Regulation D” means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person’s Affiliates. “Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing. “Remedial Work” has the meaning assigned such term in Section 8.10(a). 26

“Required Lenders” means, (a) if there are less than three Lenders at such time, all Lenders, and (b) if there are three or more Lenders at such time, (i) at any time while no Loans or LC Exposure is outstanding, Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Maximum Credit Amounts; and (ii) at any time while any Loans or LC Exposure is outstanding, Lenders having Revolving Credit Exposures and unused Commitments representing at least sixty-six and two-thirds percent (66-2/3%) of the sum of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)) and unused Commitments; provided that the Maximum Credit Amounts and the principal amount of the Loans and participation interests in Letters of Credit of the Defaulting Lenders (if any) shall be excluded from the determination of Required Lenders. “Reserve Report” means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of the dates set forth in Section 8.12(a) (or such other date in the event of an Interim Redetermination) the Proved Reserves attributable to the Oil and Gas Properties of the Credit Parties, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time and reflecting Swap Agreements in place with respect to such production. To the extent that any Oil and Gas Properties included in such report are owned by a Credit Party that is not a Qualified ECP Counterparty, the Borrower or the Parent will identify such Credit Party and such Oil and Gas Properties to the Administrative Agent. The Initial Reserve Report is also a “Reserve Report” hereunder. “Responsible Officer” means, as to any Person, the chief executive officer, the president, and any Financial Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Parent or the Borrower, as applicable. “Restricted Payment” means any return of capital, dividend or distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Parent or any of its Restricted Subsidiaries, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Parent or any of its Restricted Subsidiaries. “Restricted Subsidiary” means any Subsidiary of the Parent that is not an Unrestricted Subsidiary, including, without limitation (except at such times that the Borrower is the Parent), the Borrower. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and its LC Exposure at such time. “Riverstone” means Riverstone Investment Group LLC (the “Manager”), Riverstone Global Energy and Power Fund VI, L.P., Riverstone Non-ECI Partners, L.P., and Riverstone Energy Limited, together with the parallel investment entities and alternative investment entities of the foregoing, and any future investment fund or co-investment fund managed by the Manager 27 or any of its Affiliates, and any Affiliates of one or more of the foregoing; provided that in no event will any portfolio company of any of the foregoing be included in the definition of “Riverstone”. “Rolling Period” means any period of four (4) consecutive fiscal quarters ending on the last day of a fiscal quarter. “Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (including without limitation, at the time of this Agreement, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including without limitation those administered by OFAC, the U.S. Department of the Treasury or the U.S. Department of State. “S&P” means S&P Global Ratings and any successor thereto that is a nationally recognized rating agency. “Scheduled Redetermination” has the meaning assigned such term in Section 2.07(b). “Scheduled Redetermination Date” means April 1st and October 1st of each year, commencing October 1, 2018, (or such date promptly thereafter as reasonably practicable). “Scheduled Redetermination Effective Date” means the date on which a Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.07(d). “SEC” means the Securities and Exchange Commission or any successor Governmental Authority. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Bank, the Bank Products Providers and Secured Swap Providers, and “Secured Party” means any of them individually. “Secured Swap Agreement” means any Swap Agreement between the Borrower or any Subsidiary and any Secured Swap Provider. “Secured Swap Provider” means any Person (other than the Borrower or any Subsidiary) that (a) is a Lender or an Affiliate of a Lender on the Effective Date and is a party to a Swap Agreement with the Borrower or any Restricted Subsidiary on the Effective Date, (b) hereafter enters into a Swap Agreement with the Borrower or any Restricted Subsidiary while such Person 28 is a Lender or an Affiliate of a Lender, or (c) is a Lender or an Affiliate of a Lender at the time any such Swap Agreement is assigned or transferred to it (by novation or otherwise) by another Secured Swap Provider. Any Person that at any time is a Secured Swap Provider with respect to a particular Secured Swap Agreement shall not thereafter cease to be a Secured Swap Provider with respect to such Secured Swap Agreement because such Person ceases to be a Lender or an Affiliate of a Lender, provided that (x) any such Person that ceases to be a Lender or an Affiliate of a Lender shall not be a Secured Swap Provider with respect to any Swap Agreement that it thereafter enters into while it is not a Lender or an Affiliate of a Lender, and (y) any Person that assigns or transfers a Secured Swap Agreement as contemplated in clause (c) of this definition shall cease to be a Secured Swap Provider with respect to such Secured Swap Agreement to the extent of such assignment or transfer. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Security Agreement” means a Second Amended and Restated Pledge and Security Agreement among the Credit Parties and the Administrative Agent in substantially the form of Error! Reference source not found. (or otherwise in form and substance acceptable to the Administrative Agent) granting Liens and a security interest on the Credit Parties’ personal property constituting Collateral (as defined therein) in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Indebtedness, as the same may be amended, modified, supplemented or restated from time to time. “Security Instruments” means the Guaranty Agreement, the Security Agreement, each of the mortgages, deeds of trust and other agreements or instruments described in Error! Reference source not found., and any and all other guaranties, mortgages, deeds of trust, security agreements, pledge agreements, or other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person (other than Notes, Swap Agreements with any Lenders or any Affiliate of a Lender, or participation or similar agreements between any Lender and any participant or similar party with respect to any Indebtedness) as security for, or as a guaranty of, the payment or performance of the Indebtedness, in each case as such agreement or instrument may be amended, modified, supplemented or restated from time to time. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. 29

“subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Person of which Equity Interests representing more than 50% of the equity or more than 50% of the ordinary voting power (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Parent, including, without limitation (except at such times that the Borrower is the Parent), the Borrower. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any other similar derivative transaction or any combination of these transactions (including any option to enter into any of the foregoing); provided that (a) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent or its Subsidiaries shall be a Swap Agreement and (b) no transaction that is intended to be physically settled (including any sale of a commodity for a deferred shipment or delivery that is intended to be physically settled) shall be a Swap Agreement. If multiple transactions are entered into under a master agreement, each such transaction that constitutes a Swap Agreement shall be a separate Swap Agreement for the purposes of this Agreement. For the sole purpose of Section 9.17, the term “Swap Agreement” shall be deemed to exclude all purchased put options or floors for Hydrocarbons that are not related to corresponding calls, collars or swaps and with respect to which neither the Parent nor any Restricted Subsidiary has any payment obligation other than premiums and charges the total amount of which are fixed and known at the time such transaction is entered into. “Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined by the counterparties to such Swap Agreements. “Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of United States federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease. 30

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority. “Termination Date” means the earlier of the Maturity Date and the date of termination of the Commitments. “Threshold Amount” means the greater of (i) $32,000,000 and (ii) 4% of the Borrowing Base then in effect. “Total Funded Debt” means, at any date, all Funded Debt of the Parent and the Consolidated Restricted Subsidiaries on a consolidated basis and, so long as there are no Loans outstanding on such date, calculated net of unrestricted cash and cash equivalents, in each case, held by the Borrower and its Restricted Subsidiaries. “Transactions” means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the issuance of Letters of Credit hereunder, the grant of Liens by the Borrower on Mortgaged Properties pursuant to the Security Instruments, and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Indebtedness and the other obligations under the Guaranty Agreement by such Guarantor and such Guarantor’s grant of Liens on Mortgaged Properties pursuant to the Security Instruments. “Transfer” has the meaning assigned to such term in Section 9.12. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted LIBO Rate. “Unrestricted Subsidiary” means any Subsidiary of the Parent designated as such on Schedule 7.14 or which the Parent or the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.06; provided that in no event may the Borrower be designated as an Unrestricted Subsidiary. “Unrestricted Subsidiary Distribution” means any cash dividend or distribution received by the Parent or any Restricted Subsidiary from any Unrestricted Subsidiary. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f). “Wholly-Owned Subsidiary” means any Restricted Subsidiary of which all of the outstanding Equity Interests (other than any directors’ qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Parent, the Borrower or one or more of the Wholly- Owned Subsidiaries or are owned by the Parent, the Borrower and one or more of the Wholly- Owned Subsidiaries, or any combination thereof. “Withholding Agent” means any Credit Party or the Administrative Agent. 31

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a “Eurodollar Loan” or a “Eurodollar Borrowing”). Section 1.04 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” as used in this Agreement shall be deemed to be followed by the phrase “without limitation”. The words “will” and “shall” as used in this Agreement shall be construed to have the same meaning and effect. The word “or” is not exclusive. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) except as otherwise provided herein, any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import as used in this Agreement, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” as used in this Agreement means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision. Section 1.05 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which Borrower’s independent certified public accountants concur and which are disclosed to Administrative Agent on or before the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods. Notwithstanding anything herein to the contrary, for the purposes of calculating any of the ratios tested under Section 9.01, and the components of each of such ratios, all Unrestricted Subsidiaries, and their subsidiaries (including 32 their assets, liabilities, income, losses, cash flows, and the elements thereof) shall be excluded, except for any Unrestricted Subsidiary Distributions (other than Unrestricted Subsidiary Distributions that have been used or will be used by the Parent to make distributions under Section 9.04(a)(v)), which shall be deemed to be income to the Parent or such Restricted Subsidiary when actually received by it. ARTICLE II THE CREDITS Section 2.01 Commitment. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) the total Revolving Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans. Section 2.02 Loans and Borrowings. (a) Borrowings; Several Obligations. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $500,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $200,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of ten (10) Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, a Loan if the Interest Period requested with respect thereto would end after the Maturity Date. (d) Notes. If requested by a Lender, the Loans made by such Lender shall be evidenced by a Note, of the Borrower in substantially the form of Error! Reference source not found., dated, (i) in the case of any Lender party hereto as of the date of this Agreement, as of the 33 date of this Agreement, (ii) in the case of any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, or (iii) in the case of any Lender that becomes a party hereto in connection with an increase in the Aggregate Elected Commitment Amounts pursuant to Section 2.06(c), as of the effective date of such increase, in each case, payable to such Lender in a principal amount equal to its Maximum Credit Amount, as in effect on such date, and otherwise duly completed. In the event that any Lender’s Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), the Borrower shall, upon request of such Lender, deliver or cause to be delivered, to the extent such Lender is then holding a Note, on the effective date of such increase or decrease, a new Note, payable to such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed, whereupon such Lender will promptly return to the Borrower the Notes so replaced. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note. Failure to make any such recordation shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of any transfer by any Lender of its Note. Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Denver, Colorado time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., Denver, Colorado time, on the date of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile or other electronic transmission to the Administrative Agent (or other communication in writing acceptable to the Administrative Agent) of a written Borrowing Request in substantially the form of Error! Reference source not found. (or such other form as may be agreed to by the Administrative Agent and the Borrower) and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; (v) the amount of the then effective Borrowing Base, the amount of the then effective Aggregate Elected Commitment Amounts, the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and 34

(vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Each Borrowing Request shall constitute a representation by the Borrower that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the least of (A) the Aggregate Maximum Credit Amounts, (B) the then effective Borrowing Base and (C) the then effective Aggregate Elected Commitment Amounts). Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loans to be made as part of the requested Borrowing. Section 2.04 Interest Elections. (a) Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) Interest Election Requests. To make an election pursuant to this Section 2.04, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent (or other communication in writing or electronic transmission acceptable to the Administrative Agent) of a written Interest Election Request in substantially the form of Error! Reference source not found. (or such other form as may be agreed to by the Administrative Agent and the Borrower) and signed by the Borrower. (c) Information in Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing); 35

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, then so long as such Event of Default is continuing: (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective) and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto. Section 2.05 Funding of Borrowings. (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 p.m. (noon), Denver, Colorado time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent or any Lender designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner. (b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such 36

Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to the Loans comprising such Borrowing that such Lender failed to fund. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower pursuant to this Section 2.05(b) shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Section 2.06 Termination and Reduction of Commitments and Aggregate Maximum Credit Amounts; Increase, Reduction and Termination of Aggregate Elected Commitment Amounts. (a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts, the Borrowing Base or the Aggregate Elected Commitment Amounts is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction. (b) Optional Termination and Reduction of Aggregate Maximum Credit Amounts. (i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $500,000 and not less than $500,000, (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, (1) after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Commitments or (2) the Aggregate Maximum Credit Amount would be less than $5,000,000 (unless, with respect to this clause (2), the Aggregate Maximum Credit Amounts are reduced to $0), and (C) upon any reduction of the Aggregate Maximum Credit Amounts that would otherwise result in the Aggregate Maximum Credit Amounts being less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) so that they equal the Aggregate Maximum Credit Amounts as so reduced. (ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section 2.06(b)(i) at least three Business Days prior to the effective date of such termination or reduction (or such lesser period as may be reasonably acceptable to the Administrative Agent), specifying such election and 37 the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable; provided that a notice of termination of the Aggregate Maximum Credit Amounts delivered by the Borrower, or a payoff letter or similar communication accepted by the Administrative Agent, may state that such notice is conditioned upon the effectiveness of other credit facilities or the closing of a specified transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date of such termination or reduction) if such condition is not satisfied. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage. (c) Increases, Reductions and Terminations of Aggregate Elected Commitment Amounts. (i) Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Elected Commitment Amounts then in effect by increasing the Elected Commitment of a Lender or by causing a Person that is acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (any such Person that is not at such time a Lender and becomes a Lender, an “Additional Lender”). Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Lender be a natural person, an Industry Competitor, the Borrower or any Affiliate of the Borrower. (ii) Any increase in the Aggregate Elected Commitment Amounts shall be subject to the following additional conditions: (A) such increase shall not be less than $15,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Elected Commitment Amounts exceed the Borrowing Base then in effect; (B) following any Scheduled Redetermination Date, the Borrower may not increase the Aggregate Elected Commitment Amounts more than once before the next Scheduled Redetermination Date (for the sake of clarity, all increases in the Aggregate Elected Commitment Amount effective on a single date shall be deemed a single increase in the Aggregate Elected Commitment Amount for purposes of this Section 2.06(c)(ii)(B)); (C) no Default shall have occurred and be continuing on the effective date of such increase; (D) on the effective date of such increase, no Eurodollar Borrowings shall be outstanding or if any Eurodollar Borrowings are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings unless the Borrower pays any compensation required by Section 5.02; (E) no Lender’s Elected Commitment may be increased without the consent of such Lender; 38

(F) if the Borrower elects to increase the Aggregate Elected Commitment Amounts by increasing the Elected Commitment of a Lender, the Borrower and such Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Error! Reference source not found. (an “Elected Commitment Increase Certificate”); and (G) if the Borrower elects to increase the Aggregate Elected Commitment Amounts by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Error! Reference source not found. (an “Additional Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500 (provided that the Administrative Agent may, in its discretion, elect to waive such processing and recordation fee in connection with any such increase), and the Borrower shall (1) if requested by the Additional Lender, deliver a Note payable to such Additional Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (2) pay any applicable fees as may have been agreed to between the Borrower and the Additional Lender, and, to the extent applicable and agreed to by the Borrower, the Administrative Agent. (iii) Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Elected Commitment Increase Certificate or the Additional Lender Certificate (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid any compensation required by Section 5.02: (A) the amount of the Aggregate Elected Commitment Amounts shall be increased as set forth therein, and (B) in the case of an Additional Lender Certificate, any Additional Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Elected Commitment Amounts (and the resulting modifications of each Lender’s Maximum Credit Amount pursuant to Section 2.06(c)(iv) or Section 2.06(c)(v)). (iv) Upon its receipt of a duly completed Elected Commitment Increase Certificate or an Additional Lender Certificate, executed by the Borrower and the Lender or by the Borrower and the Additional Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.06(c)(ii), if required, the Administrative Questionnaire referred to in Section 2.06(c)(ii) and the break-funding payments from the Borrower, if any, required by Section 5.02, if applicable, the Administrative Agent shall accept such Elected Commitment Increase Certificate or Additional Lender Certificate and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Elected 39

Commitment Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv). (v) Upon any increase in the Aggregate Elected Commitment Amounts pursuant to Section 2.06(c)(iv), (A) each Lender’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each such Lender’s Applicable Percentage equals the percentage of the Aggregate Elected Commitment Amounts represented by such Lender’s Elected Commitment, in each case after giving effect to such increase, and (B) Annex I to this Agreement shall be deemed amended to reflect the Elected Commitment of each Lender (including any Additional Lender) as thereby increased, any changes in the Lenders’ Maximum Credit Amounts pursuant to the foregoing clause (A), and any resulting changes in the Lenders’ Applicable Percentages. (vi) The Borrower may from time to time terminate or reduce the Aggregate Elected Commitment Amounts; provided that (A) each reduction of the Aggregate Elected Commitment Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (B) the Borrower shall not reduce the Aggregate Elected Commitment Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the Aggregate Elected Commitment Amounts as reduced. (vii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Elected Commitment Amounts under Section 2.06(c)(vi) at least three Business Days prior to the effective date of such termination or reduction (or such lesser period as may be reasonably acceptable to the Administrative Agent), specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(c)(vii) shall be irrevocable; provided that a notice of termination of the Aggregate Elected Commitment Amounts delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the closing of a specified transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date of such termination) if such condition is not satisfied. Any termination or reduction of the Aggregate Elected Commitment Amounts shall be permanent and may not be reinstated, except pursuant to Section 2.06(c)(i). Each reduction of the Aggregate Elected Commitment Amounts shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage. (viii) Upon any redetermination or other adjustment in the Borrowing Base pursuant to this Agreement that would otherwise result in the Borrowing Base becoming less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Lenders in accordance with each Lender’s Applicable 40

Percentage) so that they equal such redetermined Borrowing Base (and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts). (ix) Contemporaneously with any increase in the Borrowing Base pursuant to this Agreement, if (A) the Borrower elects to increase the Aggregate Elected Commitment Amount and (B) each Lender has consented to such increase in its Elected Commitment, then the Aggregate Elected Commitment Amount shall be increased (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) by the amount requested by the Borrower without the requirement that any Lender deliver an Elected Commitment Increase Certificate or that the Borrower pay any amounts under Section 5.02, and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amount. The Administrative Agent shall record the information regarding such increases in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). (x) If, after giving effect to any reduction in the Aggregate Elected Commitment Amounts pursuant to this Section 2.06(c), the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). Section 2.07 Borrowing Base. (a) Initial Borrowing Base. For the period from and including the Effective Date to but excluding the first Redetermination Date, the amount of the Borrowing Base shall be $800,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments in between Scheduled Redeterminations from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.12(e)(v). (b) Scheduled and Interim Redeterminations. The Borrowing Base shall be redetermined periodically on each Scheduled Redetermination Date in accordance with this Section 2.07 (a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders on each Scheduled Redetermination Effective Date. In addition, (i) the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, one time between any two successive Scheduled Redeterminations, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations in accordance with this Section 2.07 and (ii) the Borrower may elect, in addition to any such elections permitted to be made by it pursuant to the foregoing clause (i), by notifying the Administrative Agent of any Material Acquisition, to cause the Borrowing Base to be redetermined between 41

Scheduled Redeterminations (each such redetermination described in clauses (i) and (ii) being an “Interim Redetermination”) in accordance with this Section 2.07. (c) Scheduled and Interim Redetermination Procedure. (i) Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows: Upon receipt by the Administrative Agent of (A) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.12(a) and (c), and, in the case of an Interim Redetermination, pursuant to Section 8.12(b) and (c), and (B) such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.12(c), as may, from time to time, be reasonably requested by the Majority Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information being the “Engineering Reports”), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in good faith, propose a new Borrowing Base (the “Proposed Borrowing Base”) based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt, the Credit Parties’ other assets, liabilities, fixed charges, cash flow, business, properties, prospects, management and ownership, hedged and unhedged exposure to price, price and production scenarios, interest rate and operating cost changes) as the Administrative Agent deems appropriate in its sole discretion and consistent with its normal oil and gas lending criteria for revolving lines of credit at the particular time. In no event shall the Proposed Borrowing Base exceed the Aggregate Maximum Credit Amounts; (ii) The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Borrowing Base (the “Proposed Borrowing Base Notice”) after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.07(c)(i); and (iii) Any Proposed Borrowing Base that would increase the Borrowing Base then in effect must be approved by all of the Lenders (other than any Defaulting Lenders) as provided in this Section 2.07(c)(iii); and any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect must be approved or be deemed to have been approved by the Required Lenders as provided in this Section 2.07(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If, in the case of any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, in the case of any Proposed Borrowing Base that would increase the Borrowing Base then in effect, at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be a disapproval of the Proposed Borrowing Base. If, at the end of such 15-day period, all of the Lenders (other than any Defaulting Lenders), in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, 42 or the Required Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or, in the case of a decrease or reaffirmation, deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall, subject to Section 12.02(b)(ii), become the new Borrowing Base, effective on the date specified in Section 2.07(d). If, however, at the end of such 15-day period, all of the Lenders (other than any Defaulting Lenders) or the Required Lenders, as applicable, have not approved or, in the case of a decrease or reaffirmation, deemed to have approved, as aforesaid, then the Administrative Agent shall poll the Lenders to ascertain the highest Borrowing Base then acceptable to (x) in the case of a decrease or reaffirmation, a number of Lenders sufficient to constitute the Required Lenders and (y) in the case of an increase, all of the Lenders (other than any Defaulting Lenders), and such amount shall, subject to Section 12.02(b)(ii), become the new Borrowing Base, effective on the date specified in Section 2.07(d). (d) Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base is approved or is deemed to have been approved by all of the Lenders or the Required Lenders, as applicable, pursuant to Section 2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders of the amount of the redetermined Borrowing Base (the “New Borrowing Base Notice”), and such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders: (i) in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on the applicable Scheduled Redetermination Date following such notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of such notice; and (ii) in the case of an Interim Redetermination, on the Business Day next succeeding delivery of such notice. Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Effective Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.07(e), Section 8.13(c) or Section 9.12(e)(v), whichever occurs first. Notwithstanding the foregoing, no Scheduled Redetermination or Interim Redetermination shall become effective until the New Borrowing Base Notice related thereto is received by the Borrower. (e) Automatic Reduction of Borrowing Base – Issuance of Permitted Senior Unsecured Notes. Upon any issuance of Permitted Senior Unsecured Notes (other than Permitted Senior Unsecured Notes that extend, refinance or replace then existing Permitted Senior Unsecured Notes, up to the sum of (i) the principal amount of such then existing Permitted Senior Unsecured Notes that are refinanced or replaced plus (ii) an amount equal to the unpaid accrued interest and premium thereon and fees and expenses incurred in connection with such extension, refinancing or replacement), the Borrowing Base shall automatically be decreased by an amount equal to 25% of the aggregate notional amount of such Permitted Senior Unsecured Notes issued at such time. Such decrease in the Borrowing Base shall occur automatically upon the issuance of such Permitted Senior Unsecured Notes on the date of issuance, without any vote of Lenders or action 43 by Administrative Agent. Upon any such reduction in the Borrowing Base, the Administrative Agent shall promptly deliver a New Borrowing Base Notice to the Borrower and the Lenders. Section 2.08 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of dollar denominated Letters of Credit for its own account or for the account of any of its Restricted Subsidiaries, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period in an amount not to exceed (i) in the aggregate for all Letters of Credit, the LC Commitment, and (ii) for any particular Issuing Bank, such Issuing Bank’s LC Issuance Limit; provided that the Borrower may not request the issuance, amendment, renewal or extension of Letters of Credit hereunder if a Borrowing Base Deficiency exists at such time or would exist as a result thereof. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. The Existing Letters of Credit shall be deemed to have been issued hereunder as of the Effective Date. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (not less than five (5) Business Days in advance of the requested date of issuance, amendment, renewal or extension (or such lesser advance notice as is acceptable to both the Issuing Bank and the Administrative Agent)) a notice: (i) requesting the issuance of a Letter of Credit or identifying the Letter of Credit to be amended, renewed or extended; (ii) specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day); (iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c)); (iv) specifying the amount of such Letter of Credit; (v) specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit; and (vi) specifying the amount of the then effective Borrowing Base and the then effective Aggregate Elected Commitment Amounts and whether a Borrowing Base Deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested 44

Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit). Each notice shall constitute a representation and warranty by the Borrower that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (x) the LC Exposure shall not exceed the LC Commitment and (y) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e., the least of (i) the Aggregate Maximum Credit Amounts, (ii) the then effective Borrowing Base and (iii) the then effective Aggregate Elected Commitment Amounts). No letter of credit issued by the Issuing Bank (if the Issuing Bank is not the Administrative Agent) shall be deemed to be a “Letter of Credit” issued under this Agreement unless the Issuing Bank has requested and received written confirmation from the Administrative Agent that the representations by Borrower contained in the foregoing clauses (x) and (y) are true and correct. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit; provided that, in the event of any conflict between such application or any Letter of Credit Agreement and the terms of this Agreement, the terms of this Agreement shall control. (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) (A) in the case of Letters of Credit issued to the Texas Railroad Commission, the date that is 460 days after the date of issuance of such Letter of Credit or (B) in the case of all other Letters of Credit, the date that is one year after the date of the issuance of such Letter of Credit (or, with respect to each of the foregoing clauses (A) and (B), in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date. Each Letter of Credit with a one (1) year term and each Letter of Credit issued to the Texas Railroad Commission with a term longer than one (1) year but less than or equal to 460 days may provide for the renewal thereof for additional one (1) year periods; provided that no such period shall extend beyond the date described in clause (ii) above. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.08(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.08(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default, the existence of a Borrowing Base Deficiency or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. 45

(e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 11:00 a.m., Denver, Colorado time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Denver, Colorado time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 11:00 a.m., Denver, Colorado time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Denver, Colorado time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that unless the Borrower has notified the Administrative Agent that it intends to reimburse all or part of such LC Disbursement without using Loan proceeds or has submitted a Borrowing Request with respect thereto, the Borrower shall, subject to the conditions to Borrowing set forth herein, be deemed to have requested, and the Borrower does hereby request under such circumstances, that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.08(e), the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this Section 2.08(e) to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this Section 2.08(e) to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or 46 transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise due care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised all requisite due care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by facsimile) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed the Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section 2.08(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.08(e) to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 3.05(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the 47 term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of the Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this Section 2.08(j), or (ii) the Borrower is required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then the Borrower shall deposit, in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to (A) in the case of an Event of Default, the LC Exposure, and (B) in the case of a payment required by Section 3.04(c), the amount of such excess as provided in Section 3.04(c), as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Parent or any Restricted Subsidiary described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the Lenders, an exclusive first priority and continuing perfected security interest in and Lien on such account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such account, all deposits or wire transfers made thereto, any and all investments purchased with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other Property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor. The Borrower’s obligation to deposit amounts pursuant to this Section 2.08(j) shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Parent or any of its Restricted Subsidiaries may now or hereafter have against any such beneficiary, the Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such deposit shall be held as collateral securing the payment and performance of the Indebtedness. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent (in consultation with the Borrower) and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower and the Guarantors under this Agreement or the other Loan Documents. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, 48 and the Borrower is not otherwise required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. (k) Designation of Additional Issuing Banks. From time to time, the Borrower may designate as additional Issuing Banks one or more Lenders which are reasonably acceptable to the Administrative Agent that agree to serve in such capacity as provided herein. The acceptance by a Lender of any appointment as an Issuing Bank hereunder shall be evidenced by an agreement (an “Issuing Bank Agreement”), which shall be in a form reasonably satisfactory to the Borrower and the Administrative Agent, shall set forth the LC Issuance Limit of such Lender and shall be executed by such Lender, the Borrower and the Administrative Agent and, from and after the effective date of such Issuing Bank Agreement, (i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents, (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to include such Lender in its capacity as an Issuing Bank, and (iii) such Issuing Bank shall have the LC Issuance Limit set forth in such Issuing Bank Agreement and Annex III shall be deemed to be automatically be amended to reflect such LC Issuance Limit. (l) Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.02. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize the Issuing Banks’ Fronting Exposures with respect to such Defaulting Lender in accordance with Section 2.08(j); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future Fronting Exposures with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.08(j); sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Banks against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no 49

Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 6.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letters of Credit hereunder are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 2.08(l)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.08(l) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letters of Credit hereunder shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Maximum Credit Amount) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (iv) Cash Collateral. If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, cash collateralize the Issuing Banks’ Fronting Exposures in accordance with the procedures set forth in Section 2.08(j). (v) Defaulting Lender Cure. If the Borrower, the Administrative Agent and each Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 2.08(l)(iii), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no 50 change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (vi) New Letters of Credit. So long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (vii) Termination of a Defaulting Lender. The Borrower may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon not less than three (3) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.08(l)(ii) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, any Issuing Bank, or any Lender may have against such Defaulting Lender. ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay in full to the Administrative Agent, for the account of each Lender, the then unpaid principal amount of such Lender’s Loans, together with all accrued interest thereon, on the Termination Date. Section 3.02 Interest. (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate. (b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate. (c) Post-Default Rate. Notwithstanding the foregoing, (i) if any principal of or interest on any Loan or any fee or other amount payable by the Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a) (including the Applicable Margin but in no event to exceed the Highest Lawful Rate) and shall be payable on demand by the Administrative Agent, (ii) if any Event of Default of the type described in Section 10.01(h), Section 10.01(i) or Section 10.01(j) occurs and is continuing (and only for so long as it continues), then all outstanding principal, fees and other obligations under any Loan Document shall automatically bear interest at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a) (including the Applicable Margin but in no event to exceed the Highest Lawful Rate) and shall be payable on demand by the Administrative Agent and (iii) if any Event of Default occurs and is 51 continuing (and only for so long as it continues) (other than an Event of Default described in Section 10.01(a), Section 10.01(b), Section 10.01(h), Section 10.01(i) or Section 10.01(j)), then at the election of the Majority Lenders (or the Administrative Agent at the direction of Majority Lenders) and after written notice to the Borrower, all outstanding principal, fees and other obligations under any Loan Document shall bear interest at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a) (including the Applicable Margin but in no event to exceed the Highest Lawful Rate) and shall be payable on demand by the Administrative Agent. (d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Termination Date; provided that (i) interest accrued pursuant to Section 3.02(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto. Section 3.03 Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; or (ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or fax as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, 52 a Eurodollar Borrowing shall be ineffective and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. (b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 12.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 3.03(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero percent, such rate shall be deemed to be zero percent for the purposes of this Agreement. Section 3.04 Prepayments. (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.04(b). (b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., Denver, Colorado time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., Denver, Colorado time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a conditional notice of prepayment is given as contemplated by Section 2.06(b), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06(b). Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as 53 provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02. (c) Mandatory Prepayments. (i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). (ii) Upon any redetermination of or adjustment to the amount of the Borrowing Base in accordance with Section 2.07 (other than Section 2.07(e)) or Section 8.13(c), if there exists a Borrowing Base Deficiency, then the Borrower shall within twenty (20) days following receipt of the New Borrowing Base Notice in accordance with Section 2.07(d) or the date the adjustment occurs (or such longer period, not to exceed thirty (30) days, acceptable to the Administrative Agent), provide written notice (the “Election Notice”) to the Administrative Agent stating the action which the Borrower proposes to take to eliminate such Borrowing Base Deficiency, and the Borrower shall thereafter, at its option, either: (A) within ten (10) days following its delivery of the Election Notice (or such longer period, not to exceed 180 days, acceptable to the Administrative Agent), by instruments reasonably satisfactory in form and substance to the Administrative Agent, provide the Administrative Agent with additional security consisting of Oil and Gas Properties with value and quality satisfactory to the Administrative Agent and the Required Lenders in their sole discretion to eliminate such Borrowing Base Deficiency, (B) within ten (10) days following its delivery of the Election Notice, prepay without premium or penalty, the Borrowings in an amount sufficient to eliminate such Borrowing Base Deficiency and, if any Borrowing Base Deficiency remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount necessary to eliminate such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.08(j), (C) elect to prepay (and thereafter pay), without premium or penalty, the principal amount of Loans necessary to eliminate such Borrowing Base Deficiency in not more than six (6) equal monthly installments plus accrued interest thereon with the first such monthly payment being due within ten (10) days following its delivery of the Election Notice (and, if any Borrowing Base Deficiency remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount necessary to eliminate such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.08(j)), or 54

(D) by any combination of prepayment and additional security as provided in the preceding clauses (A), (B) or (C), eliminate such Borrowing Base Deficiency; provided that all payments required to be made pursuant to this Section 3.04(c)(ii) must be made on or prior to the Termination Date. (iii) Upon any reduction of the Borrowing Base pursuant to Section 2.07(e) in connection with issuance of Permitted Senior Unsecured Notes or pursuant to Section 9.12(e)(v), then if there exists a Borrowing Base Deficiency, the Borrower shall prepay the Borrowings in an amount sufficient to eliminate such Borrowing Base Deficiency and, if any Borrowing Base Deficiency remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount necessary to eliminate such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date of the issuance of such Permitted Senior Unsecured Notes or, with respect to any Transfer or Swap Monetization pursuant to Section 9.12(e)(v), on the date when it receives proceeds from such Transfer or Swap Monetization; provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date. (iv) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied first to any ABR Borrowings then outstanding and thereafter to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto. (v) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued interest to the extent required by Section 3.02. (d) No Premium or Penalty. All prepayments permitted or required under this Section 3.04 or otherwise under the Loan Documents shall be without premium or penalty, except as required under Section 5.02. Section 3.05 Fees. (a) Commitment Fees. Subject to Section 3.05(d) below, the Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the applicable Commitment Fee Rate on the average daily amount of the unused amount of the Commitment of such Lender during the period from and including the date of this Agreement to but excluding the Termination Date (it being understood that LC Exposure shall constitute usage of the Commitments for purposes of this Section 3.05(a)). Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a 55 year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) Letter of Credit Fees. Subject to Section 3.05(d) below, the Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, (ii) to the Issuing Bank, for its own account, a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, provided that in no event shall such fee be less than $500 during any quarter, and (iii) to the Issuing Bank, for its own account, its standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date of this Agreement; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this Section 3.05(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent in the Fee Letter. (d) Defaulting Lender Fees. Subject to Section 2.08(l): (i) No Defaulting Lender shall be entitled to receive any Defaulting Lender’s ratable share of the fees described in Section 3.05(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (ii) Each Defaulting Lender shall be entitled to receive such Defaulting Lender’s ratable share of the fees described in Section 3.05(b) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided cash collateral pursuant to Section 2.08(j). (iii) With respect to any fee not required to be paid to any Defaulting Lender pursuant to clause (i) or (ii) above, the Borrower shall (x) pay to each Non-Defaulting 56

Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit hereunder that has been reallocated to such Non-Defaulting Lender pursuant to Section 2.08(l)(iii), (y) pay to each Issuing Bank the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (e) Borrowing Base Increase Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender then party to this Agreement, a Borrowing Base increase fee in an amount to be set forth in a separate written agreement on the amount of any increase of the Borrowing Base above the highest previous Borrowing Base in effect during the term of this Agreement, payable on the effective date of any such increase to the Borrowing Base. ARTICLE IV PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 11:00 a.m., Denver, Colorado time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall be fully earned and shall not be refundable under any circumstances, absent manifest error. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. 57

(c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and/or participations in LC Disbursements of other Lenders, as applicable, to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and/or participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Parent or any Restricted Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Section 4.03 Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(a), Section 2.08(d), Section 2.08(e) or Section 4.02, or otherwise hereunder, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. If at any time prior to the acceleration or maturity of the Loans, the Administrative Agent shall receive any payment in respect of principal of a Loan or a reimbursement of an LC Disbursement while one or more Defaulting Lenders shall be party to this Agreement, the Administrative Agent shall apply such payment first to the Borrowing(s) for which such Defaulting Lender(s) shall have failed to fund its pro rata share until such time as such Borrowing(s) are paid in full or each Lender (including each 58

Defaulting Lender) is owed its Applicable Percentage of the Loans then outstanding, as applicable. After acceleration or maturity of the Loans, all principal will be paid ratably as provided in Section 10.02(c). Section 4.04 Disposition of Proceeds. The Security Instruments contain assignments by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Secured Parties of all of the Borrower’s or each Guarantor’s interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignments contained in such Security Instruments, unless an Event of Default has occurred and is continuing, (a) the Administrative Agent and the Lenders will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Administrative Agent and the Lenders will instead permit such proceeds to be paid to and used by the Parent and its Restricted Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary or useful to cause such proceeds to be paid to the Parent and/or such Restricted Subsidiaries. ARTICLE V INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY Section 5.01 Increased Costs. (a) Eurodollar Changes in Law. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or (ii) subject any Lender or the Administrative Agent to any Taxes (other than (A) Indemnified Taxes, or (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender or the Administrative Agent (whether of principal, interest or otherwise) with respect to any Eurodollar Loan, then the Borrower will pay to such Lender or the Administrative Agent such additional amount or amounts as will compensate such Lender or the Administrative Agent for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of 59 reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time upon receipt of a certificate described in subsection (c) below, the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered. (c) Certificates. A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within thirty (30) days after receipt thereof. (d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 5.01 for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270- day period referred to above shall be extended to include the period of retroactive effect thereof. Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.04(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. 60

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within thirty (30) days after receipt thereof. Section 5.03 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the applicable Withholding Agent shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased by the Borrower or any Guarantor as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03(a)), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Withholding Agent shall make such deductions and (iii) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) Payment of Other Taxes by the Borrower. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes payable or paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent, a Lender or the Issuing Bank as to the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within thirty (30) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or 61 otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d). (e) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to the Withholding Agent, at the time or times reasonably requested by the Withholding Agent, such properly completed and executed documentation reasonably requested by the Withholding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Withholding Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Withholding Agent as will enable the Withholding Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A) and (ii)(B) and Section 5.03(g) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a “United States person” as defined in Section 7701(a)(30) of the Code, (A) any Lender that is a “United States person” as defined in Section 7701(a)(3) of the Code shall deliver to the Withholding Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN (or IRS Form W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or IRS Form W-8BEN-E, as applicable) 62 establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Error! Reference source not found. to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN (or IRS Form W-8BEN- E, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN (or IRS Form W-8BEN-E, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Error! Reference source not found. or Error! Reference source not found., IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Error! Reference source not found. on behalf of each such direct and indirect partner; and (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Withholding Agent to determine the withholding or deduction required to be made. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Withholding Agent in writing of its legal inability to do so. (g) FATCA. If a payment made to a Lender under this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. 63

Solely for purposes of this Section 5.03(g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (h) Treatment of Certain Refunds. If the Administrative Agent, a Lender or the Issuing Bank determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 5.03, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.03 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). The Borrower, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to the Borrower pursuant to this paragraph (h) to the extent such payment would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. Section 5.04 Mitigation Obligations; Replacement of Lenders. (a) Designation of Different Lending Office. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If (i) any Lender requests compensation under Section 5.01, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, (iii) any Lender becomes a Defaulting Lender hereunder, (iv) Lenders holding 80% or more of the Commitments have provided their consent to any proposed increase in the Borrowing Base in accordance with the terms of this Agreement but any Lender has not provided such consent, (v) any Lender has given notice that it is unable to make or maintain Eurodollar Loans but Lenders constituting Majority Lenders have not given such notice or (vi) Lenders whose aggregate Applicable 64

Percentages are 80% or more have provided their consent to any proposed amendment or waiver of any term or provision of this Agreement or any Loan Document but any Lender has not provided such consent, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that(A) if such assignee is not already a Lender, the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld,(B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and(C) in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Section 5.05 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then (a) such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender’s obligation to make such Eurodollar Loans shall be suspended (the “Affected Loans”) until such time as such Lender may again make and maintain such Eurodollar Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Lender’s Affected Loans shall be applied instead to its ABR Loans. ARTICLE VI CONDITIONS PRECEDENT Section 6.01 Effective Date. This Agreement, including the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit (other than the Existing Letters of Credit) hereunder, shall not become effective until the date on which each of the following conditions and each of the conditions under Section 6.02 is satisfied (or waived in accordance with Section 12.02): (a) The Administrative Agent, the Arranger and the Lenders shall have received all commitment, facility and agency fees and all other fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder 65

(including, without limitation, the fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent, that have then been invoiced). (b) The Administrative Agent shall have received one or more certificates of a Responsible Officer of the Borrower and each Guarantor setting forth (i) resolutions of its board of directors (or comparable governing body) with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or such Guarantor (y) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation and bylaws (or comparable organizational documents for any Credit Parties that are not corporations) of the Borrower and such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificates until the Administrative Agent receives notice in writing from the Borrower to the contrary. (c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor from their respective states of formation. (d) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party. (e) The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in principal amounts equal to its Maximum Credit Amount, dated as of the date hereof. (f) The Administrative Agent shall have received from each signatory thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments described on Error! Reference source not found.. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall: (i) be reasonably satisfied that the Security Instruments (A) create first priority, perfected Liens (subject to Liens permitted under Section 9.03 and any limitations expressly set out in such Security Instruments) on all Property purported to be pledged as collateral pursuant to the Security Instruments and not described in clause (B) below (including, without limitation, all Equity Interests owned by any Credit Party in the Restricted Subsidiaries), and (B) create first priority, perfected Liens (subject only to Excepted Liens) on at least 85% of the total value of the Proved Oil and Gas Properties evaluated in the Initial Reserve Report; and (ii) have received certificates, if any, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests owned by any Credit Party in each of the other Credit Parties. 66

(g) The Administrative Agent shall have received an opinion of Latham & Watkins LLP and local counsel in any jurisdictions reasonably requested by the Administrative Agent, in each case, in form and substance acceptable to the Administrative Agent and its counsel. (h) The Administrative Agent shall have received a certificate of insurance coverage of the Credit Parties evidencing that the Credit Parties are carrying insurance in accordance with Section 7.12. (i) The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Proved Oil and Gas Properties evaluated in the Initial Reserve Report. (j) The Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties of the Parent and its Restricted Subsidiaries. (k) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 7.03. (l) The Administrative Agent shall have received (i) the financial statements referred to in Section 7.04(a) and (ii) the Initial Reserve Report accompanied by a certificate covering the matters described in Section 8.12(c). (m) The Administrative Agent shall have received appropriate UCC search certificates and county-level real property record search results reflecting no prior Liens encumbering the Properties of the Parent and its Restricted Subsidiaries for each jurisdiction requested by the Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03. (n) The Administrative Agent shall have received from the Credit Parties, to the extent requested by the Lenders or the Administrative Agent, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti- money laundering rules and regulations, including the USA Patriot Act. Without limiting the generality of the provisions of Section 11.04, for purposes of determining compliance with the conditions specified in this Section 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 6.01 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 6.01 by and on behalf of the Parent or any of its Subsidiaries shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 2:00 p.m., Denver, Colorado time, on May 15, 2018 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time). The Administrative Agent shall notify 67 the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding but excluding any conversion or continuation of a Loan), and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Borrowing Base Deficiency shall have occurred and be continuing. (b) The representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent (i) that any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, in which case such representation and warranty (as so qualified) shall continue to be true and correct in all respects. (c) The making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, would not conflict with, or cause any Lender or the Issuing Bank to violate or exceed, any applicable Governmental Requirement. (d) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03 or a request for a Letter of Credit (or an amendment, extension or renewal of a Letter of Credit) in accordance with Section 2.08(b), as applicable. Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section 6.02(a) and Section 6.02(b). ARTICLE VII REPRESENTATIONS AND WARRANTIES The Borrower and (to the extent that the Parent is not the Borrower) the Parent jointly and severally represent and warrant to the Lenders that: Section 7.01 Organization; Powers. Each of the Parent and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, 68 authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect. Section 7.02 Authority; Enforceability. The Transactions are within the Borrower’s and each Guarantor’s corporate, limited liability company, or partnership powers and have been duly authorized by all necessary corporate, limited liability company, or partnership action and, if required, stockholder action (including, without limitation, any action required to be taken by any class of directors, managers or supervisors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of the Transactions). Each Loan Document to which the Borrower and each Guarantor is a party has been duly executed and delivered by the Borrower and such Guarantor and constitutes a legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, managers or supervisors, as applicable, whether interested or disinterested, of the Parent, the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the Transactions, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the Security Instruments as required by this Agreement, and (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, or could not reasonably be expected to have a Material Adverse Effect, (b) will not violate (i) any applicable law or regulation or any order of any Governmental Authority which would not reasonably be expected to have a Material Adverse Effect or (ii) the limited liability company agreements, charter, bylaws or other organizational documents of the Parent or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture or other agreement pursuant to which any Material Indebtedness is outstanding or by which the Parent or any Restricted Subsidiary or any of their Properties is bound, or give rise to a right thereunder to require any payment to be made by the Parent or such Restricted Subsidiary, and (d) will not result in the creation or imposition of any Lien on any Property of the Parent or any Restricted Subsidiary (other than the Liens created by the Loan Documents). Section 7.04 Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished or caused to be furnished to the Lenders (i) Centennial Resource Development’s audited consolidated balance sheet and statements of operations, shareholders’ equity and cash flows as of and for the fiscal year ended December 31, 2017 and (ii) the Borrower’s unaudited consolidated balance sheet and related statements of income and cash flows as of the end of and for such year, in each case, certified by one of its respective Financial Officers. Such financial statements present fairly, in all material respects, the consolidated financial position and income and cash flows of Centennial Resource Development and the Borrower and its Consolidated Subsidiaries, respectively, as of such dates 69 and for such periods in accordance with GAAP, subject to the absence of footnotes in the case of the unaudited annual financial statements of the Borrower. (b) No Material Adverse Effect has occurred since December 31, 2017. (c) Neither the Parent nor any Restricted Subsidiary has on the date hereof, after giving effect to the Transactions, any material Debt (including Disqualified Capital Stock), any material liabilities for past due taxes, or any material contingent liabilities, off-balance sheet liabilities or partnership liabilities that, in each case, would be required by GAAP to be reflected or noted in audited financial statements except as referred to or reflected or provided for in the Financial Statements, in Schedule 9.02, or in other written information provided by any Credit Party to Administrative Agent and the Lenders prior to the date hereof. Section 7.05 Litigation. Except as set forth in Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent or the Borrower, threatened against or affecting the Parent or any Restricted Subsidiary (i) not fully covered by insurance (except for normal deductibles) as to which there is a reasonable probability of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any challenge by any Credit Party to the validity or enforceability of any material provision of any Loan Document (including, without limitation, any provision relating to the Credit Parties’ obligations to repay the Indebtedness or any provision relating to the validity or perfection of any Lien created by any Loan Document). Section 7.06 Environmental Matters. Except for such matters as set forth on Schedule 7.06 or that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) the Parent and its Restricted Subsidiaries and each of their respective Properties and operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws. (b) the Parent and its Restricted Subsidiaries have obtained all Environmental Permits required for their respective operations and each of their Properties, with all such Environmental Permits being currently in full force and effect, and none of the Parent or its Restricted Subsidiaries has received any written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be protested or denied. (c) there are no claims, demands, suits, orders, inquiries, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Laws that is pending or, to the Parent’s or the Borrower’s knowledge, threatened against the Parent or any Restricted Subsidiary or any of their respective Properties or as a result of any operations at such Properties. (d) none of the Properties of the Parent or any Restricted Subsidiary contain or have contained any: (i) underground storage tanks; (ii) asbestos-containing materials; (iii) landfills or dumps; (iv) hazardous waste management units as defined pursuant to RCRA or any 70 comparable state law; or (v) sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law. (e) there has been no Release or, to the Parent’s or the Borrower’s knowledge, threatened Release, of Hazardous Materials at, on, under or from the Parent’s or any Restricted Subsidiary’s Properties, there are no investigations, remediations, abatements, removals, or monitorings of Hazardous Materials required under applicable Environmental Laws at such Properties and, to the knowledge of the Parent and the Borrower, none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property. (f) neither the Parent nor any Restricted Subsidiary has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite the Parent’s or any Restricted Subsidiary’s Properties and, to the Parent’s and the Borrower’s knowledge, there are no conditions or circumstances that could reasonably be expected to result in the receipt of such written notice. (g) there has been no exposure of any Person or Property to any Hazardous Materials as a result of or in connection with the operations and businesses of any of the Parent’s or its Restricted Subsidiaries’ Properties that could reasonably be expected to form the basis for a claim for damages or compensation. (h) the Parent and its Restricted Subsidiaries have made available to the Lenders complete and correct copies of all third party environmental site assessment reports and studies on environmental matters (including matters relating to any alleged non-compliance with or liability under Environmental Laws) reasonably requested by the Administrative Agent that are in any of the Parent’s or the Restricted Subsidiaries’ possession or control and relating to their respective Properties or operations thereon. Section 7.07 Compliance with the Laws and Agreements; No Defaults or Borrowing Base Deficiency. (a) Each of the Parent and the Restricted Subsidiaries is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. (b) No Default or Borrowing Base Deficiency has occurred and is continuing. Section 7.08 Investment Company Act. Neither the Parent nor any Restricted Subsidiary is an “investment company” or a company “controlled” by an “investment company,” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended. 71

Section 7.09 Taxes. Each of the Parent and its Restricted Subsidiaries has timely filed or caused to be filed all federal income Tax returns and reports, and all other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Parent or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Parent and its Restricted Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. Other than Tax Liens permitted by clause (a) of the definition of “Excepted Liens”, no Tax Lien has been filed and, to the knowledge of the Parent and the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge. Section 7.10 ERISA. (a) Except for such matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (i) The Parent, its Restricted Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan and Multiemployer Plan. (ii) Each Plan is, and has been, established and maintained in substantial compliance with its terms, ERISA and, where applicable, the Code. (iii) No ERISA Event has occurred in the six-year period preceding the date hereof or is reasonably expected to occur. (iv) The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Accounting Standards Codification No. 715: Compensation-Retirement Benefits, or any applicable successor) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan allocable to such accrued benefits. (v) No act, omission or transaction has occurred which could result in imposition on the Parent, any Restricted Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (A) either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (B) breach of fiduciary duty liability damages under section 409 of ERISA. (vi) Full payment when due has been made of all amounts which the Parent, its Restricted Subsidiaries or any ERISA Affiliate is required under the terms of each Plan, Multiemployer Plan or applicable law to have paid as contributions to such Plan or Multiemployer Plan. (b) None of the Parent or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations). Section 7.11 Disclosure; No Material Misstatements. The certificates, financial statements, reports, and other written information, taken as a whole, furnished by or on behalf of 72 the Borrower or any Guarantor to the Administrative Agent and the Lenders in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading as of the date such information is dated or certified; provided that (a) to the extent any such certificate, statement, report, or information was based upon or constitutes a forecast or projection, the Parent and the Borrower jointly and severally represent only that it acted in good faith and utilized reasonable assumptions at the time such information was furnished in the preparation of such certificate, statement, report, or information (it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that results during the period(s) covered by such projections may differ from the projected results and that such differences may be material and that the Parent and the Borrower make no representation that such projections will be realized), (b) with respect to any financial statements so furnished, the Parent and the Borrower jointly and severally represent only that (except as noted otherwise therein or as otherwise customary for non-annual financial statements) such financial statements present fairly in all material respects the financial condition and results of operations of the described Persons in accordance with GAAP consistently applied, and (c) as to statements, information and reports supplied by third parties, the Parent and the Borrower jointly and severally represent only that it is not aware of any material misstatement or omission therein. There are no statements or conclusions in any Reserve Report which are based upon or include material misleading information or fail to take into account known material information regarding the matters reported therein, it being understood that projections concerning volumes attributable to the Oil and Gas Properties of the Parent and its Restricted Subsidiaries and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that the Parent and its Restricted Subsidiaries do not warrant that such opinions, estimates and projections will ultimately prove to have been accurate. Section 7.12 Insurance. The Parent has, and has caused all of its Restricted Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in such amounts and against such risk that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Parent and its Restricted Subsidiaries. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to Property loss insurance. Section 7.13 Restriction on Liens. Neither the Parent nor any of its Restricted Subsidiaries is a party to any material agreement or arrangement (other than agreements governing Debt permitted by Section 9.02 which create Liens permitted by Section 9.03), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent for the benefit of the Secured Parties on or in respect of their Properties to secure the Indebtedness and the Loan Documents, in each case, except as permitted by Section 9.15. Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which, upon such disclosure, shall be deemed to be a supplement to Schedule 7.14, neither the Borrower nor 73 the Parent has any Subsidiaries (other than, in the case of the Parent, the Borrower) or has any Foreign Subsidiaries. Schedule 7.14 identifies each Subsidiary as either Restricted or Unrestricted and, unless otherwise disclosed on such schedule, each Restricted Subsidiary on such schedule is a Wholly-Owned Subsidiary. Section 7.15 Location of Business and Offices. The Borrower’s jurisdiction of organization is the State of Delaware; the name of the Borrower as listed in the public records of its jurisdiction of organization is Centennial Resource Production, LLC; and the organizational identification number of the Borrower in its jurisdiction of organization is 5196860 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 8.01(m) in accordance with Section 12.01). The Borrower’s principal place of business and chief executive offices are located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(m) and Section 12.01(c)). Each Restricted Subsidiary of the Borrower’s jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its chief executive office is stated on Schedule 7.14 (or as set forth in a notice delivered pursuant to Section 8.01(m)). Section 7.16 Properties; Titles, Etc. (a) Subject to Immaterial Title Deficiencies, each of the Parent and the Restricted Subsidiaries has good and defensible title to the Oil and Gas Properties evaluated in the most recently delivered Reserve Report and good title to all its material personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03. After giving full effect to the Excepted Liens (including Immaterial Title Deficiencies), the Parent or the Restricted Subsidiary specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties does not in any material respect obligate the Parent or such Restricted Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Parent’s or such Restricted Subsidiary’s net revenue interest in such Property or in the revenues therefrom. (b) All material leases and agreements necessary for the conduct of the business of the Parent and its Restricted Subsidiaries are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which could reasonably be expected to have a Material Adverse Effect. (c) The rights and Properties presently owned, leased or licensed by the Parent and its Restricted Subsidiaries including, without limitation, all easements and rights of way, include all rights and Properties necessary to permit the Parent and its Restricted Subsidiaries to conduct their business in all material respects in substantially the same manner as its business has been conducted prior to the date hereof, unless the Borrower determines in good faith that the continued maintenance of such Property is no longer economically desirable, necessary or useful to the business of the Credit Parties or such Properties are Transferred in accordance Section 9.12. 74

(d) All of the Properties of the Parent and its Restricted Subsidiaries which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards, ordinary wear and tear excepted. (e) The Parent and each Restricted Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business (including, without limitation, all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information material to its business), and the use thereof by the Parent and such Restricted Subsidiary does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 7.17 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and Properties unitized therewith) of the Parent and its Restricted Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Parent and its Restricted Subsidiaries. Specifically in connection with the foregoing, except for those as could not be reasonably expected to have a Material Adverse Effect, (a) no Oil and Gas Property of the Parent or any Restricted Subsidiary is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (b) the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Parent or any Restricted Subsidiary are producing only from the Oil and Gas Properties (or in the case of wells located on Properties pooled or unitized therewith, such pooled or unitized Properties) of the Parent or such Restricted Subsidiary. All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Parent or any of its Restricted Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Parent or any of its Restricted Subsidiaries, in a manner consistent with the Parent’s or its Restricted Subsidiaries’ past practices (other than those the failure of which to maintain in accordance with this Section 7.17 could not reasonably be expected to have a Material Adverse Effect). Section 7.18 Gas Imbalances, Prepayments. Except as set forth on Schedule 7.18 or on the most recent certificate delivered pursuant to Section 8.12(c), on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Parent or any of its Restricted Subsidiaries to deliver Hydrocarbons produced from their Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor exceeding 2.5% of the aggregate annual production of gas from the Oil and Gas Properties of the Parent and its Restricted Subsidiaries during the most recent calendar year (on an mcf equivalent basis). Section 7.19 Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 7.19, or hereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report (with respect to all of which contracts the Borrower represents that the Parent or its Restricted Subsidiaries are receiving a price for all 75 production sold thereunder which is computed substantially in accordance with the terms of the relevant contract), no material agreements exist which are not cancelable on 90 days’ notice or less without penalty or detriment for the sale of production from the Parent’s or its Restricted Subsidiaries’ Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months. Section 7.20 Swap Agreements and Qualified ECP Counterparty. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), sets forth, a true and complete list of all Swap Agreements of the Parent and each Restricted Subsidiary, the material terms thereof (including the type, effective date, termination date and notional amounts or volumes), the estimated net mark to market value thereof, as of the end of the most recently ended fiscal quarter for which such information is available, all credit support agreements (other than the Loan Documents) relating thereto (including any margin required or supplied) and the counterparty to each such agreement. The Borrower is a Qualified ECP Counterparty. Section 7.21 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used to renew, amend, modify, and extend existing indebtedness of the Borrower under the Existing A&R Credit Agreement, pay fees, commissions and expenses in connection with the foregoing, provide working capital for exploration and production operations, finance acquisitions of Oil and Gas Properties permitted hereunder and for general corporate purposes. The Parent and its Restricted Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that the Parent and its other Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would knowingly or negligently result in the violation of any Sanctions applicable to any party hereto. Section 7.22 Solvency. After giving effect to the transactions contemplated hereby (including, for the avoidance of doubt, each Borrowing or issuance of Letter of Credit hereunder), (a) the Borrower and the Guarantors on a consolidated basis are not insolvent as such term is used and defined in the United States Bankruptcy Code and (b) the Borrower and the Guarantors, taken as a whole, will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business. Section 7.23 Anti-Corruption Laws and Sanctions. The Parent and the Borrower have implemented and maintain in effect such policies and procedures, if any, as they reasonably deem appropriate, in light of their businesses and international activities (if any), to ensure compliance by the Parent, the Borrower and its other Subsidiaries and their respective directors, officers, 76 employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Parent, the Borrower and its other Subsidiaries and their respective officers and employees and, to the knowledge of the Parent and the Borrower, their respective directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Parent, the Borrower and its other Subsidiaries or any of their respective directors, officers or employees, or (b) to the knowledge of the Parent and the Borrower, any agent of the Parent, the Borrower or any other Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti- Corruption Law, applicable Sanctions, the Act, or the Trading with the Enemy Act, as amended. The Parent, the Borrower and its other Subsidiaries are in compliance in all material respects with the Act. Section 7.24 EEA Financial Institutions. No Credit Party is an EEA Financial Institution. ARTICLE VIII AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Borrower and (to the extent that the Parent is not the Borrower) the Parent covenants and agrees with the Lenders that: Section 8.01 Financial Statements; Other Information. The Borrower will furnish or will cause the Parent to furnish to the Administrative Agent (which shall promptly make a copy thereof available to the Lenders): (a) Annual Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than the fifth day after the date on which such financial statements are required to be filed with the SEC after giving effect to any permitted extensions pursuant to Rule 12b-25 under the Securities Exchange Act, commencing with the fiscal year ending December 31, 2018, (i) at any time when Centennial Resource Development (A) owns more than 50% of the Equity Interests of the Borrower with ordinary voting power to elect or appoint the managers of the Borrower and is not the Parent and (B) owns no other assets and has no other operations other than those ancillary to its ownership of such Equity Interests, (1) Centennial Resource Development’s audited consolidated balance sheet and related statements of operations, shareholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing or that are otherwise reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Centennial Resource Development and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (2) the Borrower’s unaudited consolidated balance sheet and related statements of income and cash flows 77 as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of footnotes and (ii) at any other time, as soon as available, but in any event in accordance with then applicable law and not later than one hundred twenty (120) days after the end of each fiscal year of the Parent (or, if the Parent or the Borrower is required to file such financial statements with the SEC at such time, on or before the fifth day after the date on which such financial statements are required to be filed with the SEC after giving effect to any permitted extensions pursuant to Rule 12b-25 under the Securities Exchange Act), commencing with the fiscal year ending December 31, 2018, the Parent’s audited consolidated balance sheet and related statements of operations, shareholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing or that are otherwise reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied. (b) Quarterly Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than seventy-five (75) days after the end of each of the first three fiscal quarters of each fiscal year of the Parent (or, if the Parent or the Borrower is required to file such financial statements with the SEC at such time, on or before the fifth day after the date on which such financial statements are required to be filed with the SEC after giving effect to any permitted extensions pursuant to Rule 12b-25 under the Securities Exchange Act), commencing with the fiscal quarter ending March 31, 2018, the Parent’s consolidated balance sheet and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes. (c) Certificate of Financial Officer – Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer in substantially the form of Error! Reference source not found. hereto (or such other form agreed to by the Administrative Agent and the Borrower) (i) certifying as to whether a Default then exists and, if a Default then exists, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the financial statements referred to in Section 7.04(a) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate. 78

(d) Certificate of Financial Officer – Consolidating Information. If, at any time, all of the Consolidated Subsidiaries of the Parent are not Consolidated Restricted Subsidiaries, then concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Parent. (e) Certificate of Financial Officer – Swap Agreements. Concurrently with the delivery of each Reserve Report hereunder (other than the Initial Reserve Report), a certificate of a Financial Officer, in form and substance reasonably satisfactory to the Administrative Agent, setting forth as of a recent date, a true and complete list of all Swap Agreements of the Parent and each Restricted Subsidiary, the material terms thereof (including the type, effective date, termination date and notional amounts or volumes), the estimated net mark-to-market value therefor, as of the end of the most recently ended fiscal quarter for which such information is available, any new credit support agreements relating thereto (other than the Loan Documents), any margin required or supplied under any credit support document (other than the Loan Documents), and the counterparty to each such agreement. (f) Certificate of Insurer – Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), one or more certificates of insurance coverage from the Parent’s insurance brokers or insurers with respect to the insurance required by Section 8.07, in form and substance reasonably satisfactory to the Administrative Agent, and, if requested by the Administrative Agent, copies of the applicable policies. (g) SEC and Other Filings; Reports to Shareholders. If the Parent or any Restricted Subsidiary becomes a publicly traded company, then promptly after the same becomes publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent or any Restricted Subsidiary with the SEC, or with any national securities exchange, or distributed by the Parent to its equity holders generally, as the case may be. (h) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement with respect to Material Indebtedness, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01. (i) Lists of Purchasers. Promptly following the written request of the Administrative Agent, a list of all Persons (and their addresses for notices) purchasing Hydrocarbons from the Parent or any Restricted Subsidiary on a basis other than spot sales. (j) Notice of Sales of Hydrocarbon Interests. In the event the Parent or any Restricted Subsidiary intends to Transfer any Proved Oil and Gas Properties with a total value with respect to any single sale in excess of $10,000,000, or any Equity Interests in any Subsidiary in accordance with Section 9.12, reasonable prior written notice of such Transfer, the anticipated price thereof and the anticipated date of closing and any other details thereof requested by the Administrative Agent. 79

(k) Notice of Casualty Events. Prompt written notice, and in any event within three Business Days, of the occurrence of any Casualty Event or the commencement of any action or proceeding that could reasonably be expected to result in a Casualty Event. (l) Issuance of Permitted Senior Unsecured Notes. In the event the Parent or the Borrower intends to issue Permitted Senior Unsecured Notes, prior written notice of such intended offering of such Permitted Senior Unsecured Notes, the anticipated amount thereof, and the anticipated date of closing and promptly when available will furnish a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any). (m) Information Regarding Borrower and Guarantors. Prompt written notice (and in any event not less than five (5) days prior thereto (or such lesser time period as may be reasonably acceptable to the Administrative Agent) in the case of any change of name or jurisdiction of organization) of any change (i) in the Borrower or any Guarantor’s corporate name, (ii) in the Borrower or any Guarantor’s corporate structure, (iii) in the Borrower or any Guarantor’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (iv) in the Borrower or any Guarantor’s federal taxpayer identification number. (n) Production Report and Lease Operating Statements. Concurrently with each delivery of a certificate pursuant to Section 8.12(c), a report setting forth, for each calendar month during the then current fiscal year to the date of such Reserve Report (to the extent production, sales, tax and expense data is then available), the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month, and setting forth the operator of record for the Oil and Gas Properties. (o) Notices of Certain Changes. Promptly after the execution thereof, copies of any amendment, modification or supplement to the certificate or articles of incorporation or formation, bylaws, certificate or articles of organization, regulations or limited liability company agreement, any preferred stock designation or any other organic document of the Parent or any Restricted Subsidiary if such amendment, modification or supplement is material to the Lenders. (p) Notice of Investments in Unrestricted Subsidiaries and Unrestricted Subsidiary Distributions. Promptly following the Parent or any Restricted Subsidiary making any Investment in an Unrestricted Subsidiary after the Effective Date, the Borrower shall deliver written notice thereof to the Administrative Agent specifying the name of the Unrestricted Subsidiary in which such Investment was made, the date of such Investment and the amount of such Investment. Promptly following any Credit Party’s receipt of any Unrestricted Subsidiary Distribution after the Effective Date from an Unrestricted Subsidiary in which a Credit Party has made an Investment after the Effective Date pursuant to Section 9.05(i), the Borrower shall deliver written notice thereof specifying the amount of such Unrestricted Subsidiary Distribution, the date on which such Unrestricted Subsidiary Distribution was received, and whether or not the proceeds of such Unrestricted Subsidiary Distribution have been or will be used by the Borrower to make distributions permitted under Section 9.04(a)(v). 80

(q) Other Requested Information. Promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial condition of the Parent or any Restricted Subsidiary (including, without limitation, any Plan and any reports or other information filed with respect thereto under the Code or under ERISA), or compliance with the terms of this Agreement or any other Loan Document, or in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Act, in each case as the Administrative Agent may reasonably request. Documents required to be delivered pursuant to Section 8.01(a), Section 8.01(b) or Section 8.01(g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (a) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s public website; or (b) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent (which shall promptly make a copy thereof available to the Lenders) prompt (and in any event within three Business Days) written notice of the following: (a) the occurrence of any Default; (b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Parent or any Restricted Subsidiary not previously disclosed in writing to the Lenders or any material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders) that, in either case, could reasonably be expected to result in a Material Adverse Effect; and (c) the occurrence of any condition or event that the senior executive officers of the Parent have determined to constitute a Material Adverse Effect in their reasonable discretion. Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. 81

Section 8.03 Existence; Conduct of Business. The Parent and the Borrower will, and will cause each other Restricted Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect (i) its legal existence and (ii) the rights, licenses, permits, privileges and franchises material to the conduct of its business and (b) maintain, if necessary, its qualification to do business in each other jurisdiction in which its Oil and Gas Properties are located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.11. Section 8.04 Payment of Obligations. The Parent and the Borrower will, and will cause each other Restricted Subsidiary to, pay its obligations, including Tax liabilities of the Parent and all of its Restricted Subsidiaries before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and the Parent or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to make payment could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any material Property of the Parent or any Restricted Subsidiary. Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Loans in accordance with the terms hereof, and the Parent and the Borrower will, and will cause each other Restricted Subsidiary to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified taking into consideration any grace periods therein. Section 8.06 Operation and Maintenance of Properties. The Parent and the Borrower, at their own expense, will, and will cause each other Restricted Subsidiary to: (a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (b) keep and maintain all Property material to the conduct of its business in good working order and condition (ordinary wear and tear excepted), and preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear and depletion excepted) all of its Oil and Gas Properties except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing 82 under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with customary industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, except in each case where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. (e) to the extent a Credit Party is not the operator of any Property, the Parent and the Borrower shall (or shall cause the applicable Restricted Subsidiary to) use reasonable efforts to cause the operator to comply with this Section 8.06, but the failure of the operator so to comply will not constitute a Default or Event of Default. Section 8.07 Insurance. The Parent and the Borrower will, and will cause each other Restricted Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. The Administrative Agent on behalf of itself and each of the Lenders shall be named as “additional insured” in respect of such liability insurance policies, and the Administrative Agent shall be named as a loss payee with respect to property loss insurance for collateral subject to the Security Instruments and such policies shall provide that the Administrative Agent shall receive not less than 30 days’ prior notice of cancellation or non-renewal (or, if less, the maximum advance notice that the applicable carrier will agree to provide). Section 8.08 Books and Records; Inspection Rights. The Parent and the Borrower will, and will cause each other Restricted Subsidiary to, keep proper books of record and account in which full, true and correct entries in conformance with GAAP are made of all dealings and transactions in relation to its business and activities. The Parent and the Borrower will, and will cause each other Restricted Subsidiary to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (so long as a member of the Borrower's senior management team is present during all such discussions), all at such reasonable times and as often as reasonably requested, provided that so long as no Event of Default has occurred and is continuing, such visits and inspections shall not occur more than once in any 12-month period. Section 8.09 Compliance with Laws. The Parent and the Borrower will, and will cause each other Restricted Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Parent and the Borrower will maintain in effect and enforce such policies and procedures, if any, as they reasonably deem appropriate, in light of their businesses and international activities (if any), to ensure compliance by the Parent, the Borrower, the Parent’s 83 other Subsidiaries and each of their respective directors, officers, employees and agents with Anti- Corruption Laws and applicable Sanctions. Section 8.10 Environmental Matters. (a) The Parent and the Borrower shall at their sole expense: (i) comply, and cause their Properties and operations and each other Restricted Subsidiary and each other Restricted Subsidiary’s Properties and operations to comply, with all applicable Environmental Laws, to the extent the breach thereof could be reasonably expected to have a Material Adverse Effect; (ii) not Release or threaten to Release, and cause each Restricted Subsidiary not to Release or threaten to Release, any Hazardous Material on, under, about or from any of the Parent’s or its Restricted Subsidiaries’ Properties or any other property offsite the Property to the extent caused by the Parent’s or any of its Restricted Subsidiaries’ operations except in compliance with applicable Environmental Laws, to the extent such Release or threatened Release could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and cause each other Restricted Subsidiary to timely obtain or file, all Environmental Permits, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Parent’s or its Restricted Subsidiaries’ Properties, to the extent such failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and cause each other Restricted Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) to the extent any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future Release or threatened Release of any Hazardous Material on, under, about or from any of the Parent’s or its Restricted Subsidiaries’ Properties, to the extent failure to do so could reasonably be expected to have a Material Adverse Effect; (v) conduct, and cause each other Restricted Subsidiaries to conduct, their respective operations and businesses in a manner that will not expose any Property or Person to Hazardous Materials that could reasonably be expected to cause the Parent or its Restricted Subsidiaries to owe damages or compensation that could reasonably be expected to cause a Material Adverse Effect; and (vi) establish and implement, and shall cause each other Restricted Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that the Parent’s and its Restricted Subsidiaries’ obligations under this Section 8.10(a) are timely and fully satisfied, to the extent failure to do so could reasonably be expected to have a Material Adverse Effect. (b) If the Parent or any Restricted Subsidiary receives written notice of any action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any Person against the Parent or its Restricted Subsidiaries or their Properties, in each case in connection with any Environmental Laws, the Borrower will within fifteen (15) days after any Responsible Officer learns thereof give written notice of the same to the Administrative Agent if the Parent or the Borrower could reasonably anticipate that such action will result in liability (whether individually or in the aggregate) in excess of the Threshold Amount, not fully covered by insurance, subject to normal deductibles. (c) In connection with any acquisition by any Credit Party of any Oil and Gas Property, other than an acquisition of additional interests in Oil and Gas Properties in which such 84

Credit Party previously held an interest, to the extent any Credit Party obtains or is provided with same, the Borrower will, and will cause each other Credit Party to, promptly following any Credit Party’s obtaining or being provided with the same, deliver to the Administrative Agent such final and non-privileged material environmental reports of such Oil and Gas Properties as are reasonably requested by the Administrative Agent, the delivery of which will not violate any applicable confidentiality agreement entered into in good faith with an unaffiliated third party. Section 8.11 Further Assurances. (a) The Parent and the Borrower at their sole expense will, and will cause each other Restricted Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Parent or any Restricted Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith. (b) The Parent and the Borrower hereby authorize the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property and other collateral under the Security Instruments without the signature of the Parent, the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering such Mortgaged Property, collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Parent and the Borrower acknowledge and agree that any such financing statement may describe the collateral as “all assets” or “all personal property” of the applicable Credit Party or words of similar effect as may be required by the Administrative Agent. Section 8.12 Reserve Reports. (a) On or before March 1st and September 1st of each year, commencing September 1, 2018, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Credit Parties as of the immediately preceding January 1st and July 1st. The Reserve Report as of January 1 of each year shall be prepared by one or more Approved Petroleum Engineers, and each other Reserve Report required hereunder shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report. (b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report. 85

For any Interim Redetermination requested by the Administrative Agent or the Borrower pursuant to Section 2.07(b), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request (or, in the case of an Interim Redetermination requested by the Borrower, such other date as the Administrative Agent may agree). (c) With the delivery of each such Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate of the Borrower confirming that in all material respects: (i) the Parent and the Borrower acted in good faith and utilized reasonable assumptions at the time such information was furnished in the preparation of such Reserve Report and that to their knowledge there are no statements or conclusions in such Reserve Report which are based upon or include material misleading information or fail to take into account material information known to them regarding the matters reported therein, (ii) the Parent or its Restricted Subsidiaries own good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report as required in this Agreement and such Properties are free of all Liens except Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Parent or any Restricted Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of the Parent’s or any Restricted Subsidiary’s Proved Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Proved Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the date hereof, (vi) attached thereto is a schedule of the Proved Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties which sets out the percentage of the total value of the Proved Oil and Gas Properties evaluated in such Reserve Report and demonstrates that the total value of such Proved Oil and Gas Properties is in compliance with Section 8.14(a), and (vii) to the extent, if any, that any Oil and Gas Properties included in such report are owned by a Credit Party that is not a Qualified ECP Counterparty, such Credit Party and such Oil and Gas Properties are specified in such report. Section 8.13 Title Information. (a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.12(a), the Borrower will deliver title information in form and substance acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the Proved Oil and Gas Properties evaluated by such Reserve Report. (b) If the Borrower has provided title information for additional Properties under Section 8.13(a), the Borrower shall, within 60 days after notice from the Administrative 86

Agent that title defects or exceptions (excluding Excepted Liens) exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions (excluding Excepted Liens) having an equivalent value or (iii) deliver title information in form and substance acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the Proved Oil and Gas Properties evaluated by such Reserve Report. (c) If the Borrower fails to cure any title defect (excluding Excepted Liens) requested by the Administrative Agent to be cured within the 60-day period or the Borrower fails to comply with the requirements to provide acceptable title information covering 80% of the total value of the Proved Oil and Gas Properties evaluated in the most recent Reserve Report, such failure shall not be a Default, but instead the Administrative Agent and/or the Required Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. Such remedy is to have the Administrative Agent declare that such unacceptable Mortgaged Property shall not count towards the 80% requirement and for the Administrative Agent to send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by the Required Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information on 80% of the total value of the Proved Oil and Gas Properties. This new Borrowing Base shall become effective immediately after receipt of such notice. Section 8.14 Collateral and Guaranty Agreements. (a) In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 85% of the total value of the Proved Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 85% of such total value, then the Borrower shall, and shall cause the Parent and its other Restricted Subsidiaries to, grant, no later than thirty (30) days after delivery of the certificate required under Section 8.12(c) (or such longer period acceptable to the Administrative Agent), to the Administrative Agent as security for the Indebtedness first priority Liens and security interests (subject only to Liens permitted by Section 9.03) on additional Proved Oil and Gas Properties of the Credit Parties that are not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 85% of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b). 87

(b) In the event that (i) the Parent creates or acquires any Restricted Subsidiary other than an Immaterial Subsidiary (including by designating any Unrestricted Subsidiary as a Restricted Subsidiary pursuant to the terms hereof) or (ii) any Domestic Subsidiary incurs or guarantees any Funded Debt, the Borrower shall, or shall cause the Parent to, promptly cause such Restricted Subsidiary (if other than the Borrower) to execute and deliver the Guaranty Agreement and the Security Agreement (or supplements thereto or assumption agreements thereto, as applicable) pursuant to which such Restricted Subsidiary shall guarantee the Indebtedness and grant liens and security interests in its personal property that constitutes Collateral (as defined in the Security Agreement). In the event that the Parent creates or acquires any Restricted Subsidiary other than an Immaterial Subsidiary, the Credit Party that owns the Equity Interests in such new Restricted Subsidiary shall execute and deliver a supplement to the Security Agreement pursuant to which such Credit Party will confirm the pledge of all of the Equity Interests of such new Restricted Subsidiary to secure the Indebtedness. In connection with the foregoing, the Credit Parties shall (i) deliver original stock certificates, if any, evidencing the Equity Interests of such new Restricted Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof and (ii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent. Parent and Borrower shall cause any Subsidiary (if other than the Borrower) that guarantees the obligations with respect to any Permitted Senior Unsecured Notes to become a Guarantor by executing and delivering to the Administrative Agent an assumption agreement with respect to the Guaranty Agreement. (c) The Parent will at all times cause the other material tangible and intangible assets of the Parent and each Restricted Subsidiary (including, without limitation, all Swap Agreements) purported to be pledged as collateral pursuant to the Security Instruments to be or be made subject to a Lien under the Security Instruments. (d) Promptly following the acquisition by any Person of one hundred percent (100%) of the outstanding Equity Interests in the Borrower, the Borrower will give notice of such event to the Administrative Agent and the Borrower will cause such Person to become a party to this Agreement by executing and delivering a Parent Joinder Agreement to the Administrative Agent. Pursuant to such Parent Joinder Agreement and the Guaranty Agreement as supplemented thereby, the Parent will guarantee the Indebtedness. Pursuant to such Parent Joinder Agreement and the Security Agreement as supplemented thereby, the Parent will grant liens and security interests in its personal property that constitutes Collateral (as defined in the Security Agreement), including all of its Equity Interests in the Borrower to secure the Indebtedness. In connection with the foregoing, the Parent will (i) deliver the original stock certificates, if any, evidencing its Equity Interests in the Borrower, together with an appropriate undated stock power for each certificate duly executed in blank by Parent and (ii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent. (e) Notwithstanding any provision in any of the Loan Documents to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulations) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) owned by any Credit Party included in the Mortgaged Property and no Building or Manufactured (Mobile) Home shall be encumbered by any Security Instrument; provided that (i) the applicable Credit 88

Party’s interests in all lands and Hydrocarbons situated under any such Building or Manufactured (Mobile) Home shall not be excluded from the Mortgaged Property and shall be encumbered by all applicable Security Instruments and (ii) the Borrower shall not, and shall not permit the Parent nor any of its other Restricted Subsidiaries to, permit to exist any Lien on any Building or Manufactured (Mobile) Home except Liens permitted by Section 9.03. Section 8.15 ERISA Compliance. The Parent and the Borrower will (a) promptly furnish, and will cause each other Restricted Subsidiary to promptly furnish, to the Administrative Agent after request therefor by the Administrative Agent, copies of the most recent annual report with respect to each Plan or any trust created thereunder, and (b) promptly upon a Responsible Officer of Parent's knowledge of (i) the occurrence of any “prohibited transaction,” as described in section 406 of ERISA or in section 4975 of the Code for which no exception exists or is available by statute, regulation, administrative exemption, or otherwise, in connection with any Plan or any trust created thereunder and that is reasonably expected to result in liability to the Parent or any Restricted Subsidiary that is expected to have a Material Adverse Effect, (ii) the occurrence of an ERISA Event that is expected to have a Material Adverse Effect or (iii) the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Accounting Standards Codification No. 715: Compensation-Retirement Benefits, or any applicable successor), as of the date of the most recent financial statements reflecting such amounts, exceeding the fair market value of the assets of such Plan allocable to such accrued benefits, if such excess is reasonably expected to have a Material Adverse Effect, promptly furnish to the Administrative Agent a written notice specifying the nature thereof, what action the Parent, the Restricted Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known by a Responsible Officer of Parent, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto. Section 8.16 Unrestricted Subsidiaries. The Parent and the Borrower will: (a) cause the management, business and affairs of each of the Parent and its Restricted Subsidiaries to be conducted in such a manner (including, without limitation, by keeping separate books of account, furnishing separate financial statements of Unrestricted Subsidiaries to creditors and potential creditors thereof and by not permitting Properties of the Borrower and the Parent and its other respective Restricted Subsidiaries to be commingled) so that each Unrestricted Subsidiary that is a corporation will be treated as a corporate entity separate and distinct from the Parent and the Restricted Subsidiaries; provided that, notwithstanding the foregoing, the Parent and the Restricted Subsidiaries may enter into servicing arrangements with Unrestricted Subsidiaries so long as such arrangements are permitted under Section 9.13. (b) not, and not permit any of the Restricted Subsidiaries to, incur, assume, guarantee or be or become liable for any Funded Debt of any of the Unrestricted Subsidiaries. (c) not permit any Unrestricted Subsidiary to hold any Equity Interest in, or any Funded Debt of, the Parent or any Restricted Subsidiary. Section 8.17 Commodity Exchange Act Keepwell Provisions. The Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party that is not an “eligible contract 89 participant” under the Commodity Exchange Act in order for such Credit Party to honor its obligations under the Guaranty Agreement and any other Loan Documents with respect to Swap Agreements (provided, however, that the Borrower shall only be liable under this Section 8.17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.17, or otherwise under this Agreement or any Loan Document, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.17 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders, the Administrative Agent, the Issuing Bank and all Secured Swap Providers, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 8.17 constitute, and this Section 8.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 8.18 Post-Closing Delivery of Account Control Agreements. Notwithstanding the requirements set forth in Section 4.10 of the Security Agreement, the Credit Parties shall, no later than thirty (30) days after the Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), with respect to each Deposit Account, Commodity Account and Securities Account (each as defined in the Security Agreement) of the Credit Parties in existence on the Effective Date (other than, in each case, De Minimis Accounts (as defined in the Security Agreement)), deliver to the Administrative Agent duly executed Control Agreements (as defined in the Security Agreement) in accordance with and to the extent required by the Security Agreement. ARTICLE IX NEGATIVE COVENANTS Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Borrower and (to the extent that the Parent is not the Borrower) the Parent covenants and agrees with the Lenders that: Section 9.01 Financial Covenants. (a) Ratio of Total Funded Debt to EBITDAX. The Parent and the Borrower will not permit, as of the last day of any Rolling Period commencing with the Rolling Period ending March 31, 2018, the Parent’s ratio of (i) Total Funded Debt as of such day to (ii) EBITDAX for the Rolling Period ending on such day to be greater than 4.00 to 1.00. (b) Current Ratio. The Parent and the Borrower will not permit, as of the last day of any Rolling Period commencing with the Rolling Period ending March 31, 2018, the Parent’s ratio of (i) consolidated current assets of the Parent and its Consolidated Restricted Subsidiaries (including the unused amount of the total Commitments (but only to the extent that the Borrower is permitted to borrow such amount under the terms of this Agreement, including, without limitation, Section 6.02 hereof), but excluding non-cash assets under ASC 815 and any 90 cash equity proceeds then being held by the Parent or a Restricted Subsidiary for purposes of making Restricted Payments pursuant to Section 9.04(a)(v)) to (ii) consolidated current liabilities of the Parent and its Consolidated Restricted Subsidiaries (excluding non-cash obligations under ASC 815 and current maturities under this Agreement) to be less than 1.00 to 1.00. Section 9.02 Debt. The Parent and the Borrower will not, and will not permit any of the other Restricted Subsidiaries to, incur, create, assume or suffer to exist any Debt, except: (a) the Loans or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Loans or other Indebtedness arising under the Loan Documents. (b) Debt of the Parent and its Restricted Subsidiaries existing on the date hereof that is reflected on Schedule 9.02. (c) Debt under Capital Leases or that constitutes Purchase Money Debt; provided that the Debt permitted by this clause (c) shall not exceed, at the time any such Debt is incurred (and after giving effect to such incurrence), an aggregate principal amount equal to the greater of (i) $10,000,000 and (ii) 2.5% of the Borrowing Base in effect at such time. (d) intercompany Debt between the Parent and any Restricted Subsidiary or between Restricted Subsidiaries, provided that such Debt is subordinated to the Indebtedness as and to the extent provided in the Guaranty Agreement. (e) Debt constituting a guaranty by the Parent or by a Restricted Subsidiary of other Debt permitted to be incurred under this Section 9.02. (f) Debt under the Permitted Senior Unsecured Notes and guarantees thereof by any Credit Party; provided that after giving effect to the issuance thereof, the application of the proceeds thereof, and any automatic reduction of the Borrowing Base pursuant to Section 2.07(e) on account thereof: (A) the Parent shall be in pro forma compliance with Section 9.01 as of the most recently ended fiscal quarter for which financial statements have been or are required to be delivered pursuant to Section 8.01(a) or Section 8.01(b) and (B) no Event of Default or Borrowing Base Deficiency shall exist. (g) Debt arising from agreements of the Borrower or any Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations (including earn- outs), in each case entered into in connection with Investments in or Transfers of any business, assets or Stock permitted hereunder. (h) Debt of the Borrower or any Restricted Subsidiary consisting of obligations to pay insurance premiums incurred in the ordinary course of business. (i) other unsecured Funded Debt; provided that the Funded Debt permitted by this clause (i) shall not exceed, at the time any such Funded Debt is incurred (and after giving effect to such incurrence), an aggregate principal amount equal to the greater of (i) $10,000,000 and (ii) 2.5% of the Borrowing Base in effect at such time. 91

(j) Debt not permitted by the foregoing clauses (a) through (i) which is approved in writing by the Majority Lenders. Section 9.03 Liens. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except: (a) Liens securing the payment of any Indebtedness. (b) Excepted Liens. (c) Liens securing Capital Leases and Purchase Money Debt permitted by Section 9.02(c) but only on the Property under lease or the Property purchased, constructed or improved with such Purchase Money Debt. (d) additional Liens on Property (excluding Proved Oil and Gas Properties and Equity Interests of the Borrower or its Restricted Subsidiaries pledged as Collateral) so long as the aggregate principal amount of the obligations secured thereby does not at any time exceed $5,000,000. The Liens permitted by this Section 9.03 shall be construed to allow for Liens on the improvements, fixtures and/or accessions to Property which are permitted to be subject to such Liens and on the proceeds of such Property (including any insurance for such property) as determined in accordance with the Uniform Commercial Code. Section 9.04 Dividends and Distributions and Redemptions of Permitted Senior Unsecured Notes. (a) Dividends and Distributions. The Parent and the Borrower will not, and will not permit any other Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment to its Equity Interest holders, except: (i) the Parent may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock); (ii) Subsidiaries may declare and make Restricted Payments ratably with respect to their Equity Interests; (iii) the Parent may make Restricted Payments pursuant to and in accordance with stock option plans or other equity incentive or benefit plans for management or employees of the Parent and its Subsidiaries; (iv) the Parent may make Permitted Tax Distributions in accordance with the last sentence of this Section 9.04; (v) the Parent may, substantially contemporaneously with (and in any event within three (3) Business Days after) its receipt of (A) any Unrestricted Subsidiary Distribution received directly from any Unrestricted Subsidiary or indirectly from the Borrower or (B) the proceeds of any Transfer of any Equity Interests in any Unrestricted Subsidiary, make cash distributions or dividends to its members in an amount not to exceed the amount of the corresponding Unrestricted Subsidiary Distribution or such net proceeds, respectively; provided that prior to or contemporaneously with making such cash distribution or dividend described in this clause (v), the Borrower shall make a principal payment on the Borrowings in an aggregate amount equal to (1) the aggregate amount of cash Investments made by the Parent and/or the Restricted Subsidiaries in such Unrestricted Subsidiary from and after the Effective Date pursuant to Section 9.05(i) minus (2) the aggregate amount of principal payments previously made pursuant to this 92 proviso that were calculated with reference to Investments made pursuant to Section 9.05(i); (vi) the Borrower may make Restricted Payments to the Parent; (vii) the declaration and payment of Restricted Payments by the Borrower or a Restricted Subsidiary to Centennial Resource Development in amounts required for Centennial Resource Development to pay, in each case without duplication, (A) franchise, excise and similar taxes, and other fees, taxes and expenses required to maintain Centennial Resource Development’s corporate existence; (B) salary, bonus, severance, expense reimbursement and other benefits payable to, and indemnities provided on behalf of, employees, directors, officers, members of management, consultants and independent contractors of Centennial Resource Development and any payroll, social security or similar taxes payable in respect thereof; (C) general corporate or other operating, administrative, compliance and overhead costs and expenses (including expenses relating to auditing and other accounting matters) of Centennial Resource Development; (D) reasonable (as determined in good faith by the Borrower) fees and expenses (other than fees and expenses paid to Affiliates of the Borrower) related to any equity or debt offering of Centennial Resource Development (whether or not successful); provided that all or substantially all of the proceeds of such offering are permanently contributed to the capital of the Borrower; and (E) payments of interest and/or principal on Debt, the proceeds of which have been contributed to the Borrower or any Restricted Subsidiary and that has been guaranteed by, or is otherwise, considered Debt of, the Borrower incurred in accordance with Section 9.02 to the extent such payments are not otherwise prohibited hereunder, (viii) the non-cash repurchase of Equity Interests in the Borrower, or the repurchase of Equity Interests in the Borrower using cash proceeds from a substantially concurrent contribution by Centennial Resource Development of common equity, capital to the Borrower, in either case to effect an redemption or exchange pursuant to the terms of the Borrower's Limited Liability Company Agreement and (ix) the Parent may make cash distributions; provided that, in the case of the this clause (ix) (A) no Default or Event of Default exists or results from the making of such Restricted Payment, (B) after giving effect to such Restricted Payment, Liquidity is not less than twenty percent (20%) of the Borrowing Base then in effect and (C) after giving effect to such Restricted Payment, the Parent’s ratio of Total Funded Debt (as of such date) to EBITDAX (for the most recent Rolling Period for which financial statements have been, or are required to have been, delivered pursuant to Section 8.01(a) or (b)) shall not exceed 3.00 to 1.00 on a pro forma basis. Permitted Tax Distributions may be made quarterly and annually, based on Centennial Resource Development’s federal income tax filing obligations. (b) Redemption of Permitted Senior Unsecured Notes; Amendment of Terms of Permitted Senior Unsecured Notes Documents. The Parent and the Borrower will not, and will not permit any other Credit Party to, prior to the date that is 180 days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Permitted Senior Unsecured Notes, except that, so long as no Event of Default exists, the Borrower may, substantially contemporaneously with its receipt of any cash proceeds from (A) any issuance of Permitted Senior Unsecured Notes or (B) any sale of Equity Interests in the Parent (other than Disqualified Capital Stock), prepay or otherwise Redeem Permitted Senior Unsecured Notes in an amount no greater than the amount of the net cash proceeds of such issuance of Permitted Senior Unsecured Notes or such sale of Equity Interests of the Parent; or 93

(ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Permitted Senior Unsecured Notes Documents (except to the extent a new issuance of Permitted Senior Unsecured Notes, the proceeds of which were used to Redeem existing Permitted Senior Unsecured Notes pursuant to the foregoing clause (i), would be permitted to have such terms as so amended, modified, waived or otherwise changed) if the effect thereof would be to (A) shorten its maturity or average life, (B) increase the amount of any payment of principal thereof, (C) increase the rate or shorten any period for payment of interest thereon, or (D) modify or amend financial or negative covenants or events of default such that the resulting financial and negative covenants and events of default in respect thereof, taken as a whole, are more restrictive with respect to the Credit Parties than the financial and negative covenants and Events of Default in this Agreement without this Agreement being contemporaneously amended to add similar provisions (as determined in good faith by senior management of the Parent). Section 9.05 Investments, Loans and Advances. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to: (a) Investments as of the Effective Date which are disclosed to the Lenders in Schedule 9.05. (b) accounts receivable arising in the ordinary course of business. (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of acquisition thereof. (d) commercial paper maturing within one year from the date of acquisition thereof rated in the highest grade by S&P, Moody’s or Fitch Investor Service. (e) demand deposits, and time deposits (including certificates of deposit) maturing within one year from the date of creation thereof, with (or issued by) any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody’s, respectively. (f) shares of any SEC registered 2a-7 money market fund that has net assets of at least $500,000,000 and the highest rating obtainable from either Moody’s or S&P. (g) Investments (i) made by the Borrower in or to the Guarantors and (ii) made by the Parent or any Restricted Subsidiary in or to the Borrower or any Guarantor (in each case including any Person that becomes a Guarantor at or about the time of such Investment). (h) subject to the limits in Section 9.07, Investments of the type described in clause (c) of the definition of “Investment” in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, joint operating, 94 joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business located within the geographic boundaries of the United States of America. (i) Investments in Unrestricted Subsidiaries, provided that, at the time such Investment is made, (i) no Default, Event of Default or Borrowing Base Deficiency exists or results from the making of such Investment, (ii) the aggregate amount of such Investments (after giving effect to such Investment) made under this Section 9.05(i) does not exceed the greater of (A) $30,000,000 and (B) 2.5% of the Borrowing Base then in effect, and (iii) after giving effect to such Investment, the Borrower’s Liquidity is not less than fifteen percent (15%) of the Borrowing Base then in effect. (j) loans or advances to employees, officers or directors (i) in the ordinary course of business of the Parent or any of its Restricted Subsidiaries, in each case only as permitted by applicable law or (ii) to finance or fund capital commitments to purchase Equity Interests in the Parent pursuant to agreements among the Parent and its Equity Interest holders; provided that the Investments made pursuant to this clause (j) do not exceed $2,000,000 in aggregate principal amount at any time outstanding. (k) Guarantee obligations permitted by Section 9.02. (l) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 or from accounts receivable arising in the ordinary course of business, which Investments are obtained by the Parent or any Restricted Subsidiary as a result of a bankruptcy or other insolvency proceeding of, or difficulties in collecting from, the obligor in respect of such obligations. (m) other Investments, provided that at the time such Investment is made (and after giving effect to such Investment), the aggregate amount of Investments made under this Section 9.05(m) does not exceed the greater of (i) $20,000,000 and (ii) 2.5% of the Borrowing Base in effect at such time. (n) loans or advances by the Borrower or any Restricted Subsidiary to the Parent to the extent that the Borrower or any Restricted Subsidiary could make a Restricted Payment pursuant to Section 9.04(a)(vii). Section 9.06 Designation and Conversion of Restricted and Unrestricted Subsidiaries. (a) Unless designated as an Unrestricted Subsidiary on Schedule 7.14 as of the date hereof or thereafter, assuming compliance with Section 9.06(b), any Person that becomes a Subsidiary of the Parent or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary. (b) The Borrower may designate by written notification thereof to the Administrative Agent, any Restricted Subsidiary (other than the Borrower), including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, neither an Event of Default nor a Borrowing Base Deficiency would exist, (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an 95

amount equal to the fair market value as of the date of such designation of the Parent’s direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made at the time of such designation under Section 9.05(i), and (iii) such Subsidiary is not a “restricted subsidiary” or guarantor with respect to any Permitted Senior Unsecured Notes. Except as provided in this Section 9.06(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary. (c) The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of the Borrower, the Parent and its other Restricted Subsidiaries contained in each of the Loan Documents are true and correct on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) no Default would exist and (iii) the Borrower complies with the requirements of Section 8.14, Section 8.16 and Section 9.14. Section 9.07 Nature of Business; No International Operations. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. From and after the date hereof, the Parent and its Domestic Subsidiaries will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties not located within the geographical boundaries of the United States or of the offshore federal waters of the United States, and the Parent and the Borrower will not, and will not permit any of the other Restricted Subsidiaries to, enter into marketing contracts other than in the normal course of, or ancillary to, the exploration and production business. The Borrower shall at all times remain organized under the laws of the United States of America or any State thereof or the District of Columbia. Section 9.08 Proceeds of Notes. The Parent and the Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by Section 7.21. Neither the Parent, the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Securities Exchange Act or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent on behalf of any Lender included in such request, a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that the Parent and its other Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would knowingly or negligently result in the violation of any Sanctions applicable to any party hereto. 96

Section 9.09 ERISA Compliance. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, at any time: (a) engage in any transaction in connection with which the Parent, a Restricted Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code, except where such penalty or tax could not reasonably be expected to have a Material Adverse Effect. (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, Multiemployer Plan, agreement relating thereto or applicable law, the Parent, a Restricted Subsidiary or any ERISA Affiliate is required to pay as contributions thereto, except where such failure could not reasonably be expected to have a Material Adverse Effect. Section 9.10 Sale or Discount of Receivables. Except for the sale of defaulted notes or accounts receivable in connection with the compromise or collection thereof and not in connection with any financing transaction, the Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, sell (with or without recourse) any of its notes receivable or accounts receivable to any Person other than Borrower or any Guarantor. Section 9.11 Mergers, Etc. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or Transfer (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (whether now owned or hereafter acquired) (any such transaction, a “consolidation”), or liquidate or dissolve; provided that (a) any Restricted Subsidiary (other than the Borrower) may participate in a consolidation with the Borrower or the Parent (provided that the Borrower or the Parent shall be the continuing or surviving entity), (b) any Restricted Subsidiary (other than the Borrower) that does not own any Proved Oil and Gas Property, commodity Swap Agreements or any Equity Interests in a Subsidiary that directly or indirectly owns any Proved Oil and Gas Property or commodity Swap Agreements may participate in a liquidation, (c) the Borrower or any Restricted Subsidiary may participate in a consolidation with another Restricted Subsidiary (provided that the Borrower is the continuing or surviving entity if party to such consolidation) and (d) the Borrower or any Restricted Subsidiary may participate in a consolidation with another Person that was first designated a Restricted Subsidiary (and which designation constituted an “Investment” and was permitted by Section 9.05) at the time of such consolidation); provided that (i) if the Borrower is party to such consolidation, the Borrower must be the continuing or surviving entity and (ii) if a Restricted Subsidiary is party to such consolidation, such Restricted Subsidiary must be the continuing or surviving entity. Section 9.12 Sale of Properties and Termination of Swap Agreements. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, sell, assign, farm- out, convey or otherwise transfer (collectively, a “Transfer”) any Property to any Person other than a Credit Party or to enter into any Swap Monetization in respect of commodities except for: (a) the sale of Hydrocarbons in the ordinary course of business; 97

(b) farmouts of undeveloped acreage and undeveloped depths and Transfers in connection with such farmouts; (c) Transfers of equipment and other personal property that is no longer necessary for the business of the Parent or such Restricted Subsidiary or is replaced by equipment or other personal property of at least comparable value and use; (d) Transfers of Oil and Gas Properties to which no Proved Reserves are attributed, and Transfers of any of the Equity Interests in any Unrestricted Subsidiary; (e) Transfers not permitted under the preceding subsections (a) through (d) of any other Oil and Gas Property or any interest therein or of Equity Interests in any Restricted Subsidiary that owns Oil and Gas Properties other than the Borrower, and Swap Monetizations; provided that (i) if a Borrowing Base Deficiency exists at the time of such Transfer or Swap Monetization, then the cash consideration received by any Credit Party in respect of such Transfer or Swap Monetization shall be applied first to prepay Loans and/or cash collateralize LC Exposure until such Borrowing Base Deficiency is eliminated in full; (ii) no Event of Default exists or results from such Transfer or Swap Monetization; (iii) at least 75% of the consideration received in respect of any such Transfer of Oil and Gas Properties or any interest therein or of any such Restricted Subsidiary shall be cash, rights with respect to post-closing settlement or indemnification obligations of the transferee or its Affiliates, or (provided no Borrowing Base Deficiency will exist after the application of the cash proceeds of such Transfer) new Oil and Gas Properties acceptable to the Administrative Agent in its sole discretion acquired, and the total of all such consideration received in respect of any such Transfer shall be equal to or greater than the fair market value of the Oil and Gas Properties, interests therein and/or Restricted Subsidiaries that are the subject of such Transfer as reasonably determined by the Parent and/or the Borrower (and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to such determination); (iv) the consideration received in respect of any such Swap Monetization shall be equal to or greater than the fair market value of the consideration provided by the Credit Parties in such transaction as reasonably determined by the Parent and/or the Borrower (and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to such determination); (v) if the aggregate value (which, for purposes hereof, shall mean the value the Administrative Agent attributes to such Oil and Gas Property and/or Swap Agreement for purposes of the most recent determination of the Borrowing Base (which Borrowing Base was approved by the requisite Lenders in accordance with Section 2.07)) of such Oil and Gas Properties Transferred, when aggregated with the Swap Monetization of Swap Agreements pursuant to the terms of this Agreement, since the later of (A) the last Scheduled Redetermination Date and (B) the date that the Borrowing Base was last adjusted pursuant to this Section 9.12(e)(v), is in excess 98 of five percent (5%) of the Borrowing Base, then the Borrowing Base will be automatically reduced by an amount determined by the Administrative Agent and approved by the Required Lenders, which redetermined Borrowing Base shall be effective upon delivery by the Administrative Agent of the related New Borrowing Base Notice under Section 2.07(d), and if a Borrowing Base Deficiency exists after such reduction in the Borrowing Base, the Borrower shall prepay Borrowings in accordance with Section 3.04(c)(iii); (vi) if any such Transfer is of a Restricted Subsidiary (other than the Borrower) owning Oil and Gas Properties, such Transfer shall include all the Equity Interests of such Restricted Subsidiary; and (vii) for purposes of this Section 9.12(e), any Oil and Gas Property owned by a Restricted Subsidiary that is designated or redesignated as an Unrestricted Subsidiary pursuant to Section 9.06(b) shall be deemed to be Transferred by such Subsidiary to a Person that is not a Credit Party at the time of such designation. For purposes of this Section 9.12, “Swap Monetization” means the liquidation, monetization, unwinding, termination or transfer (by novation or otherwise) of any commodity Swap Agreement taken into account by the Lenders in determining the most recent Borrowing Base, or the amendment of any such Swap Agreement in any way that could reasonably be expected to reduce the Borrowing Base value thereof, provided that none of the following shall constitute a Swap Monetization: (w) the novation of such Swap Agreement from one Credit Party to another Credit Party, with an Approved Counterparty being the “remaining party” for purposes of such novation, (x) the novation of such Swap Agreement from the existing counterparty to an Approved Counterparty, with the Borrower or the applicable Credit Party being the “remaining party” for purposes of such novation, (y) the termination of such Swap Agreement at the end of its stated term, or (z) the early termination of a Swap Agreement if, upon such early termination, it is replaced, in a substantially contemporaneous transaction, with one or more Swap Agreements covering Hydrocarbons of the type that were hedged pursuant to such replaced Swap Agreements with notional volumes, prices and tenors not less favorable to the Borrower or such Credit Party as those set forth in such replaced Swap Agreements and without cash payments to any Credit Party in connection therewith. Section 9.13 Transactions with Affiliates. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, enter into any transaction, including, without limitation, any Transfer of Property or the rendering of any service, with any Affiliate involving aggregate consideration in excess of $5,000,000 (other than the Credit Parties) unless such transactions are otherwise not prohibited under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate, provided that the restrictions set forth in this Section 9.13 shall not apply to (a) Investments permitted by Section 9.05, (b) the execution and delivery of any Loan Document, (c) transactions listed on Schedule 9.13, (d) payments made pursuant to Section 9.04(a) or otherwise expressly permitted under this Agreement, (e) the issuance and sale of Equity Interests in the Parent and any amendments to the terms of any Equity Interests issued by the Parent (excluding in each case any such Equity Interests that would be, or any amendments that would cause any such Equity Interests to become, Disqualified Capital Stock, (f) the performance of employment, equity award, equity option or equity appreciation agreements, plans or other similar 99 compensation or benefit plans or arrangements entered into by any Credit Party in the ordinary course of its business with its employees, officers and directors and (g) reasonable and customary fees and compensation to, and indemnity provided on behalf of, officers, directors, and employees of any Credit Party in their capacity as such). Section 9.14 Subsidiaries. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create or acquire any additional Restricted Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless the Borrower gives prompt written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14(b). The Borrower shall not, and shall not permit the Parent or any other Restricted Subsidiary to, Transfer any Equity Interests in any Restricted Subsidiary except in compliance with Section 9.12. Neither the Parent nor any Restricted Subsidiary shall have any Foreign Subsidiaries. The Parent will not permit any Person other than the Parent or another Credit Party to own any Equity Interests in any Guarantor. Section 9.15 Negative Pledge Agreements; Dividend Restrictions. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than (a) this Agreement and the Security Instruments, (b) agreements with respect to Purchase Money Debt or Capital Leases secured by Liens permitted by Section 9.03(c), but then only with respect to Property which is the subject of such Capital Lease or Purchase Money Debt, (c) customary restrictions and conditions with respect to the sale or disposition of Property or Equity Interests permitted under Section 9.12 pending the consummation of such sale or disposition, (d) any leases or licenses or similar contracts as they affect any Property or Lien subject to a lease or license and (e) agreements and understandings contained in joint venture agreements or other similar agreements entered into in the ordinary course of business in respect to the disposition or distribution of assets of such joint venture), which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent for the benefit of itself and the Secured Parties, or restricts any Restricted Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor. Section 9.16 Gas Imbalances, Take-or-Pay or Other Prepayments. Except as set forth on Schedule 7.18 or on the most recent certificate delivered pursuant to Section 8.12(c), the Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Parent or any Restricted Subsidiary that would require the Parent or such Restricted Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor to exceed 2.5% of the aggregate annual production of gas from the Oil and Gas Properties of the Parent and its Restricted Subsidiaries during the most recent calendar year (on an mcf equivalent basis). Section 9.17 Swap Agreements. (a) The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, enter into any Swap Agreements for speculative purposes. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, enter into any Swap Agreements with any Person other than: 100

(i) Subject to clause (b) of this Section 9.17, Swap Agreements with an Approved Counterparty in respect of commodities the notional volumes of which (when aggregated with other commodity Swap Agreements then in effect) do not exceed, as of the date such Swap Agreement is entered into (and for each month during the period during which such Swap Agreement is in effect), 85% of the reasonably anticipated production of crude oil, natural gas and natural gas liquids and condensate, calculated separately and, in each case, as such production is forecast from the Parent’s and its Restricted Subsidiaries’ Oil and Gas Properties constituting Proved Reserves as set forth on the most recent Reserve Report delivered pursuant to the terms of this Agreement; provided, however, that such Swap Agreements shall not, in any case, have a tenor of greater than five (5) years. It is understood that Swap Agreements in respect of commodities which may, from time to time, “hedge” the same volumes, but different elements of commodity risk thereof (such as, for example, basis risk and price risk), shall not be aggregated together when calculating the foregoing limitations on notional volumes or for any other purpose of this Section. (ii) Upon the signing of a binding purchase and sale agreement for Oil and Gas Properties (such Oil and Gas Properties, the “Proposed Acquisition Properties”) between such Credit Party and a third party seller, Swap Agreements in respect of commodities (a) with an Approved Counterparty, (b) with a tenor not to exceed three years commencing with the first full month after such Swap Agreement is executed, and (c) the notional volumes for which do not exceed 85% of the reasonably anticipated production from the Proposed Acquisition Properties constituting Proved Reserves for each month from each of crude oil, natural gas and natural gas liquids and condensate, calculated separately and as set forth in a reserve report delivered to the Administrative Agent (in form and detail reasonably acceptable to the Administrative Agent) covering such Proposed Acquisition Properties; provided that, (x) upon the earlier to occur of (1) the 10th day after such purchase and sale agreement is terminated or any Credit Party otherwise knows that such purchase and sale agreement shall not be consummated and (2) the 90th day after the date upon which the applicable purchase and sale agreement was entered into in each case with such extensions as agreed to by the Administrative Agent in its sole discretion, all Swap Agreements entered into under this Section 9.17(a)(ii) that would not otherwise have been permitted to be entered into under Section 9.17(a)(i) above (at the time entered into) will be unwound or otherwise terminated, (y) notwithstanding anything to the contrary herein, the notional volumes for Swap Agreements entered into under this Section 9.17(a)(ii) (when aggregated with other commodity Swap Agreements then in effect pursuant to Section 9.17(a)(i) other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) shall not exceed, as of the date such Swap Agreement is executed, 100% of reasonably anticipated production from the Credit Party’s Oil and Gas Properties constituting Proved Reserves (as set forth in the most recent Reserve Report delivered pursuant to the terms of this Agreement and excluding, for the avoidance of doubt, anticipated production from the Proposed Acquisition Properties) for each month of each of crude oil, natural gas, and natural gas liquids and condensate, calculated separately and (z) at all times prior to the closing of the applicable acquisition, when Swap Agreements are outstanding under this Section 9.17(a)(ii), Liquidity shall be no less than 15% of the Borrowing Base then in effect. (iii) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: 101

(A) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Parent and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of the Credit Parties' Debt for borrowed money which bears interest at a fixed rate, and which Swap Agreements shall not, in any case, have a tenor beyond the maturity date of such Debt, and (B) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Parent and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Credit Parties' Debt for borrowed money which bears interest at a floating rate, and which Swap Agreements shall not, in any case, have a tenor beyond the maturity date of such Debt. (b) Except as otherwise permitted by clause (a)(ii) above, if, after the end of any calendar quarter, commencing with calendar quarter ending June 30, 2018, the Borrower determines that the volume of all Swap Agreements in respect of commodities for which settlement payments were calculated in such calendar quarter (other than Swap Agreements that “hedge” the same volumes but different elements of commodity risk) exceeded 100% of actual production of Hydrocarbons in such calendar quarter, then the Borrower (i) shall promptly notify the Administrative Agent of such determination and (ii) shall, no later than 30 days after such determination (or such longer period acceptable to the Administrative Agent), terminate (only to the extent such terminations are permitted pursuant to Section 9.12), create off-setting positions, or otherwise unwind or monetize (only to the extent such unwinds or monetizations are permitted pursuant to Section 9.12) existing Swap Agreements such that, at such time, future hedging volumes will not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding calendar quarters. (c) In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Parent or any Restricted Subsidiary to post collateral, credit support (including in the form of letters of credit) or margin (other than pursuant to the Security Instruments) to secure their obligations under such Swap Agreement. (d) The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, terminate or monetize any Swap Agreement in respect of commodities without the prior written consent of the Required Lenders except to the extent such terminations are permitted pursuant to Section 9.12. (e) For purposes of entering into or maintaining Swap Agreement trades or transactions under Section 9.17(a)(i) and Section 9.17(b), respectively, forecasts of reasonably anticipated production from the Parent's and its Restricted Subsidiaries' Proved Reserves as set forth on the most recent Reserve Report delivered pursuant to the terms of this Agreement shall be deemed to be updated to account for any increase or decrease therein anticipated because of information obtained by the Parent or any of its Restricted Subsidiaries and delivered to the Administrative Agent subsequent to the publication of such Reserve Report including, without limitation, (i) the Parent’s or any of its Restricted Subsidiaries’ internal forecasts of production decline rates for existing wells, (ii) additions to or deletions from anticipated future production 102 from new wells, (iii) completed dispositions, and (iv) completed acquisitions coming on stream or failing to come on stream; provided that (A) any such supplemental information shall be reasonably satisfactory to the Administrative Agent and (B) if any such supplemental information is delivered, such information shall be presented on a net basis (i.e., it shall take into account both increases and decreases in anticipated production subsequent to publication of the most recent Reserve Report). ARTICLE X EVENTS OF DEFAULT; REMEDIES Section 10.01 Events of Default. One or more of the following events shall constitute an “Event of Default”: (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration or otherwise. (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days. (c) any representation or warranty made or deemed made by or on behalf of the Parent, the Borrower or any other Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made (or, to the extent that any such representation and warranty is qualified by materiality, such representation and warranty shall prove to have been incorrect when made or deemed made). (d) the Borrower shall fail to give notice of any Default as required under Section 8.02(a), the Parent, the Borrower or any other Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(l), Section 8.02(b), Section 8.02(c), Section 8.03(a)(i) (with respect to the Parent and the Borrower), Section 8.14, Section 8.18 or in Article IX. (e) the Parent, the Borrower or any other Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) a Responsible Officer of the Parent, the Borrower or any other Restricted Subsidiary having knowledge of such default, or (ii) receipt of notice thereof by the Borrower from the Administrative Agent. (f) the Parent, the Borrower or any other Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any 103

Material Indebtedness, when and as the same shall become due and payable, and such failure to pay shall extend beyond any applicable grace period. (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Parent, the Borrower or any other Restricted Subsidiary to make a mandatory Redemption offer in respect thereof. (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Parent, the Borrower or any other Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower or any other Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered. (i) the Parent, the Borrower or any other Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower or any other Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing. (j) the Parent, the Borrower or any other Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due. (k) one or more judgments for the payment of money in an aggregate amount in excess of the Threshold Amount (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage) shall be rendered against the Parent, the Borrower, any other Restricted Subsidiary or any combination thereof and the same shall not be discharged, vacated or stayed within thirty (30) days after becoming a final judgment. (l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or a Guarantor party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby (except to the extent permitted by the terms of this Agreement or such Loan Document), or the Parent, the Borrower or any other Restricted Subsidiary or any of their Affiliates shall so state in writing. 104

(m) a Change in Control shall occur. (n) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect. Section 10.02 Remedies. (a) In the case of an Event of Default other than one described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor. (b) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity. (c) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Loans, whether by acceleration or otherwise, shall be applied: (i) first, to payment or reimbursement of that portion of the Indebtedness constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such; (ii) second, pro rata to payment or reimbursement of that portion of the Indebtedness constituting fees, expenses and indemnities payable to the Lenders; (iii) third, pro rata to payment of accrued interest on the Loans; 105

(iv) fourth, pro rata to payment of principal outstanding on the Loans, LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time, and Indebtedness referred to in clause (b) of the definition of Indebtedness owing to Secured Swap Providers; (v) fifth, pro rata to any other Indebtedness; (vi) sixth, to serve as cash collateral to be held by the Administrative Agent to secure the remaining LC Exposure; and (vii) seventh, any excess, after all of the Indebtedness shall have been indefeasibly paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement. Notwithstanding the foregoing, amounts received from any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act shall not be applied to any obligations that constitute Excluded Swap Obligations with respect to such Credit Party (it being understood, that in the event that any amount is applied to Indebtedness other than Excluded Swap Obligations as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from “eligible contract participants” under the Commodity Exchange Act to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fourth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fourth above). ARTICLE XI THE AGENTS Section 11.01 Appointment; Powers. Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or 106 any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent’s satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Parent and its Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. For purposes of determining compliance with the conditions specified in Article VI, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed closing date specifying its objection thereto. Section 11.03 Action by Administrative Agent. The Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number, percentage or class of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders or the Lenders, as applicable, (or such other number, percentage or class of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. If a Default has occurred and is continuing, no Agent shall have any obligation to perform any act in respect thereof. The Administrative 107

Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or the Lenders (or such other number, percentage or class of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence, bad faith or willful misconduct. Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower, the Lenders and the Issuing Bank hereby waives the right to dispute the Administrative Agent’s record of such statement, except in the case of gross negligence, bad faith or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this Article XI shall apply to any such sub- agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Section 11.06 Resignation of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 11.06, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed 108 between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent. Section 11.07 Agents as Lenders. Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Parent or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder. Section 11.08 No Reliance. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Agents shall not be required to keep themselves informed as to the performance or observance by the Parent or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Parent or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein. Section 11.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Parent or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Indebtedness that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their 109 respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Indebtedness or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 11.10 Authority of Administrative Agent to Release Collateral, Liens and Guarantors. By accepting the benefits of the Security Instruments, each Secured Party hereby acts and agrees as follows: (a) each Secured Party hereby authorizes the Administrative Agent to take the following actions, and the Administrative Agent hereby agrees to take such actions at the request of the Borrower: (i) to release any Lien on any Property granted to or held by Administrative Agent under any Loan Document: (A) to the extent such Property is, or is to be, sold, released or otherwise disposed of as permitted pursuant to the terms of the Loan Documents; or (B) to the extent such Property did not belong to any Credit Party at the time such Lien was granted, or to the extent the Credit Parties hold interests in such Property only under a lease that has expired or is about to expire and which has not been, and is not intended by the Credit Parties to be, renewed or extended, or to the extent such Property is not a Proved Oil and Gas Property and was not required to be mortgaged pursuant to the terms of the Loan Documents; or (C) if approved, authorized or ratified in writing by the Majority Lenders (or, if approval, authorization or ratification by all Lenders is required under Section 12.02(b), then by all Lenders); (D) upon (1) termination of all Commitments, payment in full of all Indebtedness (other than contingent indemnification obligations for which no claim has been made) owing to the Administrative Agent, the Issuing Bank and the Lenders under the Loan Documents and owing to any Secured Swap Provider under any Secured Swap Agreement (other 110 than any Secured Swap Provider that has advised the Administrative Agent that the Indebtedness owing to it are otherwise adequately provided for or novated), and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Bank have been made) and (2) termination of all Secured Swap Agreements with Secured Swap Providers (other than any Secured Swap Provider that has advised the Administrative Agent that such Secured Swap Agreements are otherwise adequately provided for or novated); or (E) Upon redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with Section 9.06(b); (ii) to release any Guarantor from its obligations under any Guaranty Agreement and any other Loan Document if such Person ceases to be a Restricted Subsidiary of the Borrower as a result of a transaction permitted under the Loan Documents; (iii) to subordinate (or release) any Lien on any Property granted to or held by the Administrative Agent under any Loan Document to any Lien on such Property that is permitted by Section 9.03(c); and (iv) to execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens and guaranties, termination statements, assignments or other documents necessary or useful to accomplish or evidence the foregoing. (b) Notwithstanding anything contained in any of the Loan Documents to the contrary, no Person other than the Administrative Agent has any individual right to realize upon any of the Mortgaged Property or other collateral under the Security Instruments, to enforce any Liens on Mortgaged Property or any such other collateral, or to enforce any Guaranty Agreement, and all powers, rights and remedies under the Security Instruments may be exercised solely by Administrative Agent on behalf of the Persons secured or otherwise benefitted thereby. (c) By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Person secured by such Liens that is not a party hereto agrees to the terms of this Section 11.10 and agrees that, notwithstanding anything to the contrary in any Secured Swap Agreement or any master agreement or other agreement relating thereto, each Credit Party is authorized and permitted to grant and assign to Administrative Agent under the Security Documents security interests in all Secured Swap Agreements and all rights with respect thereto. Section 11.11 Agents. No Agent other than the Administrative Agent shall have any duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their duties, responsibilities and liabilities in their capacity as Lenders hereunder. Section 11.12 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Parent, the Borrower or any other Credit Party, that at least one of the following is and will be true: 111

(i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Parent, the Borrower or any other Credit Party, that: (i) neither the Administrative Agent, or the Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within 112 the meaning of 29 CFR § 2510.3-21, as amended from time to time) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E), (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to the Administrative Agent, or the Arranger or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement. (c) The Administrative Agent, and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. ARTICLE XII MISCELLANEOUS Section 12.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows: 113

(i) if to the Borrower, to it at 1401 17th Street, Suite 1000, Denver, Colorado 80202, Attention: George Glyphis (gglyphis@centennialresource.com; Facsimile No. (303) 845-9516); (ii) If to the Administrative Agent or Issuing Bank, to it at JPMorgan Chase Bank, N.A., 10 South Dearborn, Floor 7, IL1 0010, Chicago, Illinois 60603, Attention of Loan and Agency Services, (Facsimile No. (888) 292-9533), with a copy to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, Floor 3, Dallas, Texas 75201-2787, Attention of Cathy Johann (Facsimile No. (214) 965-2884), and for all correspondence other than borrowings, continuation, conversion and Letter of Credit requests, 1125 17th Street, Floor 3, Denver, Colorado 80202, Attention: Ryan Fuessel (Facsimile: (832) 487-1765); and (iii) if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent and the applicable Lender; provided that the foregoing shall not apply to notices by the Borrower to the Administrative Agent or the Lenders pursuant to Article II, Article III, Article IV and Article V unless otherwise agreed by the Administrative Agent and the applicable Lender, if any. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Section 12.02 Waivers; Amendments. (a) No failure on the part of the Administrative Agent, any other Agent, the Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, any other Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not 114 exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Subject to Section 2.08(k) and Section 3.03(b), neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement (including, for the avoidance of doubt, any New Borrowing Base Notice) shall (i) increase the Commitments or the Maximum Credit Amount of any Lender without the written consent of such Lender, (ii) increase the Borrowing Base without the written consent of each Lender (other than any Defaulting Lender), decrease or maintain the Borrowing Base without the consent of the Required Lenders, or modify Section 2.07(c) in any manner that results in an increase in the Borrowing Base without the consent of each Lender (other than any Defaulting Lender); provided that a Borrowing Base redetermination may be delayed by the Required Lenders (but in no event shall any such Borrowing Base redetermination be delayed past the next Scheduled Redetermination without the consent of all Lenders), (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Indebtedness hereunder or under any other Loan Document, without the written consent of each Lender affected thereby provided, however, that only the consent of the Majority Lenders shall be necessary to waive any obligation of the Borrower to pay interest or fees at the default rate of interest provided in Section 3.02(c), (iv) postpone the scheduled date of payment or prepayment of the principal amount of any Loan or LC Disbursement (excluding mandatory prepayments pursuant to Section 3.04(c)), or any interest thereon, or any fees payable hereunder, or any other Indebtedness hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Maturity Date or the Termination Date without the written consent of each Lender affected thereby, (v) change Section 4.01(b) or Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vi) waive or amend Section 3.04(c), Section 6.01, Section 10.02(c) or Section 12.14 or change the definition of the terms “Domestic Subsidiary”, “Foreign Subsidiary”, or “Subsidiary”, without the written consent of each Lender (other than any Defaulting Lender), (vii) release any Guarantor (except as set forth in Section 11.10 or in the Guaranty Agreement), release all or substantially all of the collateral (other than as provided in Section 11.10), or reduce the percentage set forth in Section 8.14(a) to less than 85%, without the written consent of each Lender (other than any Defaulting Lender), (viii) change any of the provisions of this Section 12.02(b) or the definition of “Majority Lenders” or, subject to the following clause (ix), any other provision hereof specifying the number, percentage or class of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender (other than any Defaulting Lender), or (ix) change the definition of “Majority Lenders” or “Required Lenders” without the written consent of each Lender (other than 115 any Defaulting Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any other Agent, or the Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such other Agent or the Issuing Bank, as the case may be. Notwithstanding the foregoing, (w) any supplement to Schedule 7.14 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders, (x) the Borrower and the Administrative Agent may amend this Agreement or any other Loan Document without the consent of any of the Lenders in order to correct, amend or cure any ambiguity, omission, inconsistency, illegality or defect therein, or correct any typographical error or other manifest error in any Loan Document or otherwise effectuate the intent of the parties hereto, (y) the Administrative Agent and the Borrower (or other applicable Credit Party) may enter into any amendment, modification or waiver of this Agreement or any other Loan Document or enter into any new Loan Document or other agreement or instrument to effect the granting, perfection, protection, expansion or enhancement of any Lien to secure, or the guarantee of, the Indebtedness for the benefit of the Secured Parties or as required by any Governmental Requirement to give effect to, protect or otherwise enhance the rights or benefits of the Secured Parties under the Loan Documents, in each case without the consent of any Lender, and (z) the Administrative Agent and the Borrower (or other applicable Credit Party) may enter into an amendment, modification or waiver of this Agreement or of any other Loan Document or enter into any agreement or instrument to join additional Persons as Credit Parties pursuant to the terms thereof. Section 12.03 Expenses, Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental invasive and non-invasive assessments and audits and surveys and appraisals, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iv) all out-of-pocket expenses incurred by any Agent or the Issuing Bank, including the fees, charges and disbursements of any counsel for any Agent or the Issuing Bank, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. The Borrower also 116 agrees to pay, during the continuance of an Event of Default, all reasonable out-of-pocket expenses of one additional legal counsel representing the Lenders as a group to the extent such legal fees are incurred by the Lenders in connection with the enforcement or protection of their rights in connection with this Agreement or any other Loan Document, including their rights under this Section 12.03. (b) THE BORROWER SHALL INDEMNIFY EACH AGENT, EACH ARRANGER, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND DEFEND AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE PARENT, THE BORROWER OR ANY OTHER RESTRICTED SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, (A) ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR (B) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE PARENT AND ITS RESTRICTED SUBSIDIARIES BY THE PARENT AND ITS RESTRICTED SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE PARENT OR ANY RESTRICTED SUBSIDIARY OR ANY OF THEIR PROPERTIES OR OPERATIONS, INCLUDING, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF HAZARDOUS MATERIALS ON OR AT ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE PARENT OR ANY RESTRICTED SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE PARENT OR ANY RESTRICTED SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE PARENT OR ANY 117

RESTRICTED SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF HAZARDOUS MATERIALS ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE PARENT OR ANY RESTRICTED SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE PARENT OR ANY OF ITS RESTRICTED SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE PARENT OR ANY OF ITS RESTRICTED SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; provided THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (X) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (Y) RESULT FROM A CLAIM BROUGHT BY THE BORROWER, THE PARENT OR ANY OF ITS SUBSIDIARIES AGAINST AN INDEMNITEE FOR BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, IF THE BORROWER, THE PARENT OR ANY OF ITS SUBSIDIARIES HAS OBTAINED A FINAL AND NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION. THIS SECTION 12.03(B) SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent, the Arranger or the Issuing Bank under Section 12.03(a) or (b), each Lender severally agrees to pay to such Agent, such Arranger or the Issuing Bank, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent, such Arranger or the Issuing Bank in its capacity as such. 118

(d) All amounts due under this Section 12.03 shall be payable promptly after written demand therefor. (e) No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, other than to the extent that such damages are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee. Section 12.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement, and except for the foregoing Persons there are no third party beneficiaries to this Agreement. (b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Borrower, provided that no consent of the Borrower shall be required if such assignment is to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing; and (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 119 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; (B) each total and partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, including, without limitation, its Commitment, Maximum Credit Amount, LC Exposure, participations in Letters of Credit, and outstanding Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and (E) in no event may any Lender assign all or a portion of its rights and obligations under this Agreement to a natural person, a Defaulting Lender, an Industry Competitor or to the Borrower or any Affiliate of the Borrower. (iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof by the Administrative Agent, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c). (iv) The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount and Elected Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, the Issuing Bank and each Lender. 120

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b) and any written consent to such assignment required by Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b). (c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other Persons (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) no participation may be sold to the Borrower, any Affiliate of the Borrower, any natural person or any Industry Competitor. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 12.02(b) that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (ii) Each Participant agrees (A) to be subject to the provisions of Section 5.03 (subject to the requirements and limitations therein, including the requirements under 121

Section 5.03(f) (it being understood that the documentation required under Section 5.03(f) shall be delivered to the participating Lender)) as if it were an assignee under paragraph (b) of this Section; and (B) that it shall not be entitled to receive any greater payment under Sections 5.01 or 5.03, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 12.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require any Credit Party to file a registration statement with the SEC or to qualify the Loans under the “Blue Sky” laws of any state. Section 12.05 Survival; Revival; Reinstatement. (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any other Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 and Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof. (b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such 122 action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement. Section 12.06 Counterparts; Integration; Effectiveness. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. (b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. (c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (e.g. .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Parent or any Restricted Subsidiary against any of and all the obligations of the Parent or any Restricted Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Sections 2.08(l) and 3.05(d), and, pending such payment, shall be segregated by such 123

Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have. Each Lender and Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION. (c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION). NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION. 124

(d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SECTION 12.09(d)(ii) SHALL LIMIT THE BORROWER’S INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN SECTION 12.03 TO THE EXTENT SUCH SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNITEE IS OTHERWISE ENTITLED TO INDEMNIFICATION HEREUNDER; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09. Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 12.11 Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority having jurisdiction over such Administrative Agent, Issuing Bank or Lender, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement for the express benefit of the Borrower containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 12.11, “Information” means all information received from the Parent or any Restricted Subsidiary relating to the Parent or any Restricted Subsidiary and their businesses, 125 other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Parent or a Restricted Subsidiary; provided that, in the case of information received from the Parent or any Restricted Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, “Information” shall not include, and the Parent, the Parent’s Subsidiaries, the Administrative Agent, each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of the aforementioned Persons), and any other party, may disclose to any and all Persons, without limitation of any kind (a) any information with respect to the United States federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding the United States federal or state income tax treatment of such transactions (“tax structure”), which facts shall not include for this purpose the names of the parties or any other person named herein, or information that would permit identification of the parties or such other persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or tax structure, and (b) all materials of any kind (including opinions or other tax analyses) that are provided to the Borrower, the Administrative Agent or such Lender relating to such tax treatment or tax structure. Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America, any State therein, or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans 126 until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower’s obligations hereunder. Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.” Section 12.14 Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to the Secured Swap Providers, subject to the limitations in the above definition of “Secured Swap Provider”. No Lender or Affiliate of a Lender shall have any voting or consent rights under any Loan Document in its capacity as a Secured Swap Provider or as a result of the existence of obligations owed to it under any Swap Agreements. Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and the Issuing Bank to issue, amend, renew or 127 extend Letters of Credit hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Parent (other than the Borrower) or any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent, any other Agent, the Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries other than as expressly provided herein with respect to Secured Swap Providers, Indemnitees (as provided in Section 12.03), and Participants (as provided in Section 12.04). Section 12.16 USA Patriot Act Notice. Each Lender hereby notifies the Parent and the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended from time to time, including any successor statute, the “Act”), it is required to obtain, verify and record information that identifies the Parent and the Borrower, which information includes the name and address of the Parent and the Borrower and other information that will allow such Lender to identify the Parent and the Borrower in accordance with the Act. Section 12.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Parent and the Borrower acknowledges and agrees, and acknowledges the other Restricted Subsidiaries’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Parent and its Restricted Subsidiaries and the Administrative Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative Agent or any Lender has advised or is advising the Parent or any Restricted Subsidiary on other matters; (ii) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Parent and its Restricted Subsidiaries, on the one hand, and the Administrative Agent and the Lenders, on the other hand; (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate; and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Administrative Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Parent or any of its Restricted Subsidiaries, or any other Person; (ii) neither the Administrative Agent nor the Lenders has any obligation to the Parent or any of its Restricted Subsidiaries with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Parent and its Restricted Subsidiaries, and neither the Administrative Agent nor the Lenders has any obligation to disclose any of such interests to the Parent or its Restricted Subsidiaries. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 128

Section 12.18 Amendment and Restatement. It is the intention of the parties hereto that this Agreement amends, restates, supersedes and replaces the Existing A&R Credit Agreement in its entirety; provided, that, (a) such amendment and restatement shall operate to renew, amend, modify, and extend all of the rights, duties, liabilities and obligations of the Borrower under the Existing A&R Credit Agreement and under the Existing Loan Documents, which rights, duties, liabilities and obligations are hereby renewed, amended, modified and extended, and shall not act as a novation thereof, and (b) the Liens securing the Indebtedness under and as defined in the Existing A&R Credit Agreement and the rights, duties, liabilities and obligations of the Borrower and the Guarantors under the Existing A&R Credit Agreement and the Existing Loan Documents to which they are a party shall not be extinguished but shall be carried forward and shall secure such Indebtedness, obligations and liabilities as amended, renewed, extended and restated hereby. The parties hereto ratify and confirm each of the Existing Loan Documents entered into prior to the Effective Date (but excluding the Existing A&R Credit Agreement) and agree that such Existing Loan Documents continue to be legal, valid, binding and enforceable in accordance with their terms (except to the extent amended, restated and/or superseded in connection with the transactions contemplated hereby), however, for all matters arising prior to the Effective Date (including the accrual and payment of interest and fees, and matters relating to indemnification and compliance with financial covenants), the terms of the Existing A&R Credit Agreement (as unmodified by this Agreement) shall control and are hereby ratified and confirmed. The Borrower represents and warrants that, as of the Effective Date, there are no claims or offsets against, or defenses or counterclaims to, its obligations (or the obligations of any Guarantor) under the Existing A&R Credit Agreement or any of the other Existing Loan Documents. Section 12.19 True-up Loans. Upon the effectiveness of this Agreement, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this amendment and restatement) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this amendment and restatement), and (c) such other adjustments shall be made as the Administrative Agent shall specify so that each Lender’s Revolving Credit Exposure equals its Applicable Percentage (after giving effect to this amendment and restatement) of the total Revolving Credit Exposures of all of the Lenders. Section 12.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: 129

(i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. Section 12.21 Exiting Lender. Deutsche Bank AG, New York Branch (the “Exiting Lender”), hereby sells, assigns, transfers and conveys to the Lenders hereto, and each of the Lenders hereto hereby purchases and accepts, so much of the aggregate Commitments under, and Loans outstanding under, the Existing A&R Credit Agreement such that, after giving effect to this Agreement (a) such Exiting Lender shall (i) be paid in full in cash for all amounts owing under the Existing A&R Credit Agreement as agreed and calculated by such Exiting Lender and the Administrative Agent in accordance with the Existing A&R Credit Agreement, (ii) cease to be a “Lender” under the Existing A&R Credit Agreement and the “Loan Documents” as defined therein and (iii) relinquish its rights and be released from its obligations under the Existing A&R Credit Agreement and the other “Loan Documents” as defined therein, and (b) the Maximum Credit Amount and Elected Commitment of each Lender shall be as set forth on Annex I hereto. The foregoing assignments, transfers and conveyances are without recourse to such Exiting Lender and without any warranties whatsoever by the Administrative Agent or such Exiting Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of such Exiting Lender that it has not previously sold, transferred, conveyed or encumbered such interests. The assignee Lenders and the Administrative Agent shall make all appropriate adjustments in payments under the Existing Credit Agreement, the “Notes” and the other “Loan Documents” thereunder for periods prior to the adjustment date among themselves. The Exiting Lender is executing this Agreement for the sole purpose of evidencing its agreement to this Section 12.21 only and for no other purpose and shall have no obligations under this Agreement except as set forth in this Section 12.21. [SIGNATURES BEGIN NEXT PAGE] 130

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written. BORROWER: CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company By: /s/ George Glyphis Name: George Glyphis Title: Vice President, Chief Financial Officer [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

ADMINISTRATIVE AGENT AND LENDER: JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender By: /s/ Garrett Sacco Name: Garrett Sacco Title: Authorized Officer [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: WELLS FARGO BANK, N.A., as a Lender By: /s/ Jonathan Herrick Name: Jonathan Herrick Title: Director [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: COMERICA BANK, as a Lender By: /s/ Cassandra M. Lucas Name: Cassandra M. Lucas Title: Portfolio Manager [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: BMO HARRIS BANK, N.A. By: /s/ James V. Ducote Name: James V. Ducote Title: Managing Director [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH By: /s/ Trudy Nelson Name: Trudy Nelson Title: Authorized Signatory By: /s/ Donovan C. Broussard Name: Donovan C. Broussard Title: Authorized Signatory [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: U.S. BANK NATIONAL ASSOCIATION By: /s/ Ben J. Leonard Name: Ben J. Leonard Title: Vice President [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: BRANCH BANKING AND TRUST COMPANY By: /s/ James Giordano Name: James Giordano Title: Senior Vice President [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: ROYAL BANK OF CANADA By: /s/ Emilee Scott Name: Emilee Scott Title: Authorized Signatory [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: CITIBANK, N.A. By: /s/ Jeff Ard Name: Jeff Ard Title: Vice President [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: FIFTH THIRD BANK By: /s/ Jonathan H Lee Name: Jonathan H Lee Title: Director [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Cameron Breitenbach Name: Cameron Breitenbach Title: Vice President [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: KEYBANK, N.A., as a Lender By: /s/ David M. Bornstein Name: David M. Bornstein Title: Senior Vice President [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

LENDER: PNC BANK, NATIONAL ASSOCIATION By: /s/ Sandra Salazar Name: Sandra Salazar Title: Managing Director [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

EXITING LENDER: DEUTSCHE BANK AG, NEW YORK BRANCH By: /s/ Maria Guinchard Name: Maria Guinchard Title: Vice President By: /s/ Alicia Schug Name: Alicia Schug Title: Vice President [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – CENTENNIAL RESOURCE PRODUCTION, LLC]

ANNEX I
ALLOCATION OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
JPMorgan Chase Bank, N.A.	10.00000000%	$150,000,000.00	$60,000,000.00
Comerica Bank	10.00000000%	$150,000,000.00	$60,000,000.00
Royal Bank of Canada	10.00000000%	$150,000,000.00	$60,000,000.00
Wells Fargo Bank, N.A.	10.00000000%	$150,000,000.00	$60,000,000.00
BMO Harris Bank, N.A.	6.66666666%	$100,000,000.00	$40,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	6.66666666%	$100,000,000.00	$40,000,000.00
Citibank, N.A.	6.66666666%	$100,000,000.00	$40,000,000.00
Fifth Third Bank	6.66666666%	$100,000,000.00	$40,000,000.00
U.S. Bank National Association	6.66666666%	$100,000,000.00	$40,000,000.00
Branch Banking and Trust Company	6.66666666%	$100,000,000.00	$40,000,000.00
Capital One, National Association	6.66666666%	$100,000,000.00	$40,000,000.00
KeyBank, National Association	6.66666666%	$100,000,000.00	$40,000,000.00
PNC Bank, National Association	6.66666666%	$100,000,000.00	$40,000,000.00
TOTAL	100. 00000000%	$1,500,000,000.00	$600,000,000.00